Dear Shareholder:

We are pleased to enclose the annual report of the operations of The Kansas Municipal Fund for the year ended July 31, 1998. The Fund's portfolio and related financial statements are presented within for your review.

As we end the first half of 1998, the 30-year Treasury bond descended to a record low yield of 5.59% spurred by the strength of the U.S. dollar and weakness in commodity prices. Asian turmoil has helped put the brakes on runaway growth in the U.S. economy, in the process restraining the Federal Reserve from tightening credit. At the same time, a worldwide flight to quality and a muscle-bound dollar have led investors directly into the U.S. Treasury market.

The strength of the dollar is helping bonds both directly and indirectly. Dollar-denominated securities are more attractive and at the same time widening the trade deficit. Cheap foreign goods have helped keep inflation in check.

On the other hand, it is easy to imagine a sudden jolt of bad news. Unexpected increases in companies labor costs or fighting in the Middle East would send inflation higher. The latest Consumer Price Index figures increased at a 2.7% annual rate over the last six months, up from a 1.9% rate in the prior six months.

The Kansas Municipal Fund, began the year at $12.42 and then closed the year at $12.15. The Kansas Municipal Fund has utilized partial hedges during the year to protect against the possibility of strong economic growth. By using a partial hedge to protect against the possibility of interest rate fluctuations, share prices were tempered as rates declined during the fiscal year ended July 31, 1998.

High quality double-exempt issues continues to be the primary focus of the Fund's portfolio. Recent purchases in the primary and secondary markets have been issues for Children's Mercy Hospital, Topeka Utility Water Revenue bonds and Riley County's Colbert Hills Project.

The average interest rate coupon is currently 6.35% with nearly 45% of the Fund's holdings rated AAA insured by Moody's Investor Service and/or Standard & Poors Corporation.

The investment objective of the Fund is to provide a high level of current income exempt from both federal income tax and, to the extent indicated in the prospectus, Kansas income tax as is consistent with preservation of capital.

Sincerely,




Monte L. Avery                          Robert E.Walstad
Chief Portfolio Strategist              President

TERMS & DEFINITIONS
-------------------

Appreciation
Increase in value of an asset.

Average Annual Total Return
A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

Consumer Price Index
A commonly used measure of inflation: it does not represent an investment return.

Coupon Rate or Face Rate
The rate of interest annually payable based on the face amount of the bond; expressed as a percentage.

Depreciation
Decrease in value of an asset.

Lehman Brothers Municipal Bond Index
An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
Actual (or estimated) price at which a bond trades in the market place.

Maturity
A measure of the term or life of a bond in years. When a bond "matures", the issuer repays the principal.

Net Asset Value (NAV)
The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

Quality Ratings
A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA", "AA", "A" and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITION
---------------------------

Portfolio Ratings
(based on Total Long-Term Investments)
--------------------------------------
[pie chart]
AAA                         44.1
AA                          10.0
A                           23.8
NR                          14.8
BBB                          7.3

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by Ranson Capital Corporation, the investment advisor.

Portfolio Market Sectors
(as a % of Net Assets)
------------------------
[pie chart]
H-Housing                   35.7
HC-Health Care              25.4
U-Utilities                 15.4
GO-General Obligation        7.9
S-School                     3.9
O-Other                      3.8
W/S-Water/Sewer              3.1
I-Industrial                 2.4
T-Transportation             2.4

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

COMPARATIVE INDEX GRAPH
-----------------------
[line graph]
            Comparison of change in value of a $10,000 investment in The Kansas Municipal Fund and the Lehman Brothers Municipal Bond Index

            Kansas Municipal Fund     Kansas Municipal Fund     Lehman Brother's
            w/o sales charge          w/ max sales charge       Muni Bond Index
            --------------------------------------------------------------------
11/15/90    $10,000                    $9,575                   $10,000
1991        $10,524                   $10,077                   $10,723
1992        $11,855                   $11,351                   $12,198
1993        $13,050                   $12,495                   $13,276
1994        $13,168                   $12,609                   $13,525
1995        $13,988                   $13,394                   $14,592
1996        $14,814                   $14,184                   $15,553
1997        $15,933                   $15,256                   $17,150
1998        $16,372                   $15,676                   $18,177

Average Annual Total Returns
----------------------------

                               For periods ending July 31, 1998
                                                              Since Inception
                          1 year           5 year           (November 15, 1990)
-------------------------------------------------------------------------------
Without sales charge      2.76%            4.64%                   6.60%
With sales charge        (1.61)%           3.73%                   6.00%
-------------------------------------------------------------------------------

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market whereas the Fund concentrates its investments in Kansas municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. Returns are historical and are not a guarantee of future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

Key Statistics
--------------

07/31/97 NAV(share value)            $12.42
07/31/98 NAV                         $12.15
Average Maturity                      21.0 years
Number of Issues                      80
Total Net Assets                     $120,023,735


Schedule of Investments  July 31, 1998

Name of Issuer
Percentages represent the market value of each investment
category to total net assets
                                                                 Rating
                                                               (Unaudited)  Coupon                 Principal          Market
                                                               Moody's/S&P   Rate     Maturity       Amount           Value
----------------------------------------------------------------------------------------------------------------------------
KANSAS MUNICIPAL BONDS (97.8%)

Blue Valley, KS Recreation Commission C.O.P.'s                   NR/NR      6.600%    04/01/07     $  245,000     $  262,956
*Burlington, KS (Gas & Elec.) Rev. Ref. MBIA                     Aaa/AAA    7.000     06/01/31      4,000,000      4,388,280
Cowley Cty., KS Community College C.O.P.'s                       A/NR       7.000     03/01/12        900,000        942,894
Douglas Cty., KS USD #497 (Lawrence) G.O.                        Aa/NR      6.000     09/01/15      1,000,000      1,079,920
Ford Cty., KS Single Family Mrtge. Rev. Ref.                     A-1/NR     7.900     08/01/10        450,000        481,000
Gardner, KS Elec. Util. Rev.                                     NR/NR      7.000     11/01/09      1,000,000      1,085,960
Goddard, KS (IFR Syst., Inc.) Indl. Rev. Ref. & Impvt.           NR/NR      6.250     05/01/12        500,000        518,830
Gray Cty., KS USD #102 (Cimmarron) G.O.                          NR/NR      6.800     09/01/15        500,000        551,400
Hiawatha, KS (WalMart Stores) Indl. Rev. Ref.                    NR/AA      6.750     01/01/06        540,000        566,476
Hutchinson, KS Single Family Mrtge. Rev. Ref.                    A-1/NR     8.875     12/01/12      2,125,000      2,285,246
Johnson Cty., KS Internal Impvt. & Ref.                          Aa-1/NR    6.125     09/01/12      2,410,000      2,614,344
Johnson Cty., KS Park & Recreation Rev. Ref.                     NR/NR      7.200     01/01/09        500,000        520,485
Johnson Cty., KS Single Family Mrtge. Rev.                       A-1/NR     7.100     05/01/12        925,000        993,357
Johnson Cty., KS Water Dist. #1 Rev.                             Aa/AA+     6.250     12/01/11        700,000        749,315
Johnson Cty., KS Water Dist. #1 Rev. Ref.                        Aa/AA+     6.500     12/01/13        500,000        534,355
Kansas City, KS GNMA Mrtge. Rev.                                 Aaa/NR     5.900     11/01/27      1,665,000      1,691,956
*Kansas City, KS Util. Syst. Ref. & Impvt. FGIC                  Aaa/AAA    6.375     09/01/23      7,750,000      8,714,177
*Kansas City, KS Util. Syst. Ref. & Impvt. AMBAC                 Aaa/AAA    6.300     09/01/16      2,000,000      2,161,060
Kansas City\Leavenworth Cty.\Lenexa, KS Mrtge. Rev. GNMA         NR/AAA     7.850     11/01/10        525,000        560,653
KS Department of Transportation Highway Rev.                     Aa/AA      6.000     09/01/12      2,200,000      2,404,248
KS Devl. Fin. Auth. Multifamily Rev. Hsg. Indian Ridge Apts.     NR/NR      6.000     01/01/28      1,150,000      1,158,636
KS Devl. Finance Auth. (Board of Regents) AMBAC                  Aaa/AAA    5.875     06/01/21        750,000        800,827
KS Devl. Finance Auth. (Board of Regents) Rev.                   NR/NR      6.000     04/01/08        500,000        530,045
KS Devl. Finance Auth. (El Dorado/Larned) Rev. Ref. MBIA         Aaa/AAA    6.000     02/01/12      2,000,000      2,127,760
KS Devl. Finance Auth. (Highway Patrol Training Facs.) Rev.      NR/NR      6.300     12/01/05        450,000        475,654
KS Devl. Finance Auth. (Martin Creek Place) Rev. FHA             Aa/NR      6.500     08/01/24        750,000        762,623
# KS Devl. Finance Auth. (Martin Creek Place) Rev. FHA           Aa/NR      6.600     08/01/34      1,900,000      1,945,068
KS Devl. Finance Auth. (Sec. 8) Rev. Ref. MBIA                   Aaa/AAA    6.400     01/01/24        770,000        809,663
KS Devl. Finance Auth. (Stormont Vail) Hlth. Care Rev. MBIA      Aaa/AAA    5.800     11/15/21        430,000        459,868
KS Devl. Finance Auth. (Stormont Vail) Hlth. Care Rev. MBIA      Aaa/AAA    5.800     11/15/16        550,000        583,786
KS Devl. Finance Auth. (Stormont Vail) Hlth. Care Rev. MBIA      Aaa/AAA    5.800     11/15/21        680,000        717,822
KS Devl. Finance Auth. Children's Mercy Hospital Rev.            NR/A+      5.250     05/15/28      1,000,000        986,830
KS Devl. Finance Auth. Multifamily Hsg. Rev.                     NR/AAA     6.000     12/01/21      1,975,000      2,095,199
KS Devl. Finance Auth. Multifamily Hsg. Rev.                     NR/NR      6.500     02/01/18      2,065,000      2,169,324
KS Devl. Finance Auth. Multifamily Hsg. Rev.                     NR/NR      6.625     08/01/29      1,875,000      2,008,575
KS Devl. Finance Auth. Water Fund Rev.                           Aa-1/AA-   6.000     11/01/14        500,000        537,825
KS Water Finance Auth. (Public Water Supply Dist #6) Rev.        NR/NR      6.000     05/01/17        255,000        265,547
Lawrence, KS (Brandon Woods) Multifamily Hsg. Devl. Rev. Ref.    NR/AAA     6.625     04/01/12      2,000,000      2,071,100
Lawrence, KS (Memorial Hospital) Rev.                            A-3/NR     6.000     07/01/09      2,000,000      2,148,020
Lawrence, KS (Memorial Hospital) Rev.                            A-3/NR     6.200     07/01/14      1,200,000      1,294,596
Lawrence, KS (Memorial Hospital) Rev.                            A-3/NR     6.200     07/01/19      1,725,000      1,854,944
Leavenworth Cty., KS (Lansing) USD #469 G.O. CGIC                Aaa/AAA    5.750     09/01/15        930,000        987,065
Leavenworth Cty., KS (Lansing) USD #469 G.O. AMBAC               Aaa/AAA    5.750     09/01/14        875,000        928,148
Lenexa KS (Lakeview Village)  Hlth. Care Facs. Rev.              NR/BBB-    6.250     05/15/26      8,000,000      8,583,840
*Lenexa, KS (Barrington Park) Multifamily Hsg. Rev. ASGUA        Aaa/AAA    6.450     02/01/18      2,500,000      2,568,700
Merriam, KS (Shawnee Mission Medl. Ctr.) Rev. Ref.               NR/A-      7.250     09/01/21      1,000,000      1,105,720
Olathe, KS (Bristol Pointe) Multifamily Hsg. Rev. Ref. FNMA      NR/AAA     5.700     11/01/27      2,210,000      2,240,189
Olathe, KS (Jefferson Place) Multifamily Hsg. Rev. Ref.          NR/A-      5.950     07/01/22      5,060,000      5,252,229
Olathe, KS (Jefferson Place) Multifamily Hsg. Rev. Ref.          NR/A-      6.100     07/01/22        785,000        830,153
Olathe, KS Hlth. Care Ref. AMBAC                                 Aaa/AAA    6.000     09/01/11      1,000,000      1,022,000
Olathe, KS Hlth. Care Ref. AMBAC                                 Aaa/AAA    5.875     09/01/16      2,000,000      2,126,960
Olathe, KS Hlth. Care Ref. AMBAC                                 Aaa/AAA    6.000     05/01/19        900,000        945,666
Pratt, KS Elec. Util. Syst. Rev. Ref. & Impvt. AMBAC             Aaa/AAA    6.600     11/01/07      1,000,000      1,135,680
Riley Cty. KS Colbert Hills Golf Project                         NR/NR      5.550     05/01/23      2,590,000      2,580,676
Salina, KS Combined Water & Sewage Syst. Impvt. Rev. MBIA        Aaa/AAA    6.250     10/01/12        500,000        523,320
Scott City, KS Water Syst. Ref. G.O.                             NR/NR      6.100     09/01/14        625,000        669,581
Seward Cty., KS (Liberal, KS) USD #480 FSA                       Aaa/NR     5.000     09/01/18        750,000        741,323
Seward Cty., KS G.O. AMBAC                                       Aaa/AAA    6.000     08/15/13        750,000        795,450
Seward Cty., KS Single Family Mrtge. Rev.                        NR/AA-     7.375     12/01/09        480,000        497,011
Seward Cty., KS Single Family Mrtge. Rev. Ref.                   A-1/NR     8.000     05/01/11        360,000        383,774
Shawnee Cty., KS (Auburn-Washburn) USD #437 G.O. Ref. FGIC       Aaa/AAA    6.600     09/01/09        500,000        541,970
Shawnee, KS Int. Impvt. G.O.                                     A-1/NR     5.850     12/01/06        235,000        254,517
Topeka, KS Water & Water  Pollution Control Util. Rev. FGIC      Aaa/NR     5.100     08/01/23      1,000,000        986,160
Wichita KS Multifamily Hsg. Rev. Innes Station Apt. 5            NR/NR      6.250     03/01/28      1,750,000      1,748,460
Wichita, KS (CSJ Hlth. Sys.) Rev.                                NR/A-      7.000     11/15/08        640,000        693,587
Wichita, KS (CSJ Hlth. Sys.) Rev.                                NR/A-      7.200     10/01/15      2,225,000      2,433,127
Wichita, KS (CSJ Hlth. Sys.) Rev.                                NR/A-      7.000     11/15/18      2,350,000      2,597,549
Wichita, KS (St. Francis) Facs. Impvt. & Ref. MBIA               Aaa/AAA    6.250     10/01/10      1,000,000      1,094,820
Wichita, KS Airport Auth. Facs. Rev. Ref. ASGUA                  Aaa/AAA    7.000     03/01/05        440,000        467,562
Wichita, KS Hlth. Care (Masonic Home) Rev.                       NR/NR      6.375     12/01/22      1,775,000      1,777,450
Wichita, KS Multifamily Hsg. (Cimarron Apartments) FNMA          NR/AAA     5.550     10/01/22      1,000,000      1,014,420
Wichita, KS Multifamily Hsg. Rev.                                NR/A       5.850     12/01/25      1,000,000      1,009,760
Wichita, KS Multifamily Hsg. Rev. FNMA                           NR/AAA     5.650     07/01/16        990,000      1,010,592
# Wichita, KS Multifamily Hsg. Rev. FNMA                         NR/AAA     5.700     07/01/22      2,000,000      2,037,260
Wichita, KS Multifamily Hsg. Rev. Ref. GNMA                      Aaa/NR     6.125     08/20/28      1,900,000      1,943,510
Wichita, KS Public Blding. Commission Real Estate Rev.           A/A+       5.500     08/01/14      1,215,000      1,261,620
Wichita, KS Public Blding. Commission Rev. AMBAC                 Aaa/AAA    5.750     02/01/17        350,000        367,997
Wichita, KS Single Family Mrtge. Rev. Ref.                       A-1/NR     7.100     09/01/09      1,045,000      1,101,231
Wichita, KS Water & Sewer Util. Ref. & Impvt. FGIC               Aaa/AAA    6.000     10/01/12      1,000,000      1,085,560
Wyandotte Cty., KS USD #203 (Piper) Ref. & Impvt. G.O.           NR/NR      6.600     09/01/13      1,000,000      1,070,390
                                                                                                                 -----------
KANSAS MUNICIPAL BONDS (COST: $111,472,046)                                                                    $ 117,325,651
                                                                                                                 -----------
SHORT-TERM SECURITIES (.9%)
 Federated Tax-Free Fund 73                                                                                    $     356,542
 Federated Intermediate Municipal Trust 78                                                                           700,000
                                                                                                                ------------
TOTAL SHORT-TERM SECURITIES (COST: $1,056,542)                                                                 $   1,056,542
                                                                                                                ------------
TOTAL INVESTMENTS IN SECURITIES (COST: $112,528,588)                                                           $ 118,382,193
OTHER ASSETS LESS LIABILITIES                                                                                      1,641,542
                                                                                                                ------------
NET ASSETS                                                                                                     $ 120,023,735
                                                                                                                ============

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

Footnote: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.

Financial Statements July 31, 1998

Statement of Assets and Liabilities July 31, 1998
-------------------------------------------------

ASSETS
     Investment in securities, at value (cost: $112,528,588)           $     118,382,193
     Variation margin on futures                                                 209,375
     Accrued dividends receivable                                                  2,682
     Accrued interest receivable                                               2,042,021
     Receivable due from broker                                                       33
     Receivable for fund shares sold                                              25,000
                                                                        ----------------
        Total Assets                                                   $     120,661,304
                                                                        ----------------

LIABILITIES
     Dividends payable                                                 $         487,619
     Accrued expenses                                                            103,365
     Payable for fund shares redeemed                                             40,100
     Bank overdraft                                                                6,485
                                                                        ----------------
        Total Liabilities                                              $         637,569
                                                                        ----------------

NET ASSETS                                                             $     120,023,735
                                                                        ================

Net assets are represented by:
     Paid-in capital                                                   $     120,108,166
     Accumulated undistributed net realized gain(loss) on investments         (5,951,996)
     Unrealized appreciation on futures                                           13,960
     Unrealized appreciation on investments                                    5,853,605
                                                                        ----------------
          Total amount representing net assets applicable to
          9,875,312 outstanding shares of no par common
          stock (unlimited shares authorized)                          $     120,023,735
                                                                        ================
Net asset value per share                                              $           12.15
                                                                        ================

The accompanying notes are an integral part of these financial statements.

Statement of Operations for the year ended July 31, 1998
--------------------------------------------------------

INVESTMENT INCOME
     Interest                                                          $       7,227,124
     Dividend                                                                     44,353
                                                                        ----------------
         Total Investment Income                                       $       7,271,477
                                                                        ----------------
EXPENSES
     Investment advisory fees                                          $         619,124
     Service fees                                                                300,911
     Custodian fees                                                               15,259
     Transfer agent fees                                                         127,991
     Accounting service fees                                                      76,138
     Transfer agent out of pockets                                                10,822
     Professional fees                                                            12,446
     Trustees fees                                                                 7,426
     Reports to shareholders                                                       7,525
     Registration and filing fees                                                  2,595
                                                                        ----------------
        Total Expenses                                                 $       1,180,237
      Less expenses waived  or absorbed
      by the Fund's manager                                                        3,901
                                                                        ----------------
        Total Net Expenses                                             $       1,176,336
                                                                        ----------------
NET INVESTMENT INCOME                                                  $       6,095,141
                                                                        ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                           $       1,032,578
     Futures transactions                                                     (2,704,012)
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                       $      (1,080,055)
     Futures                                                                      13,960
                                                                        ----------------
          Net Realized And Unrealized Gain (Loss)
          On Investments and Futures                                   $      (2,737,529)
                                                                        ----------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                              $       3,357,612
                                                                        ================


The accompanying notes are an integral part of these financial statements.

Financial Statements July 31, 1998

Statement of Changes in Net Assets For the year ended July 31, 1998 and the year ended July 31, 1997
-------------------------------------------------------------------

                                                                               For TheYear Ended    For The Year Ended
                                                                                 July 31, 1998         July 31, 1997
                                                                                --------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
     Net investment income                                                     $     6,095,141        $     6,521,541
     Net realized gain (loss) on investment and futures transactions                (1,671,434)            (2,222,212)
     Net unrealized appreciation (depreciation) on investments and futures          (1,066,095)             5,213,589
                                                                                -------------------------------------
          Net Increase (Decrease) in Net Assets Resulting From Operations      $     3,357,612        $     9,512,918
                                                                                -------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income ($.60 and $.61 per share,
     respectively)                                                             $    (6,095,141)      $     (6,521,541)
     Distributions from net realized gain on investment transactions                         0                      0
                                                                                -------------------------------------
          Total Dividends and Distributions                                    $    (6,095,141)      $     (6,521,541)
                                                                                -------------------------------------
CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares                                              $     8,635,428       $      6,910,719
     Proceeds from reinvested dividends                                              4,211,696              4,496,123
     Cost of shares redeemed                                                       (18,287,314)           (18,545,716)
                                                                                -------------------------------------
          Net Increase (Decrease) in Net Assets Resulting
          From Capital Share Transactions                                      $    (5,440,190)      $     (7,138,874)
                                                                                -------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        $    (8,177,719)      $     (4,147,497)

NET ASSETS, BEGINNING OF PERIOD                                                    128,201,454            132,348,951
                                                                                -------------------------------------
NET ASSETS, END OF PERIOD                                                      $   120,023,735       $    128,201,454
                                                                                =====================================

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements July 31, 1998

Note 1.     ORGANIZATION

Business Operations - The Kansas Municipal Fund (the "Fund") is an investment portfolio of Ranson Managed Portfolios (the "Trust") registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently five portfolios are offered. Ranson Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The Fund had no operations from that date to November 15, 1990, other than matters relating to organization and registration. On November 15, 1990, the Fund commenced its Public Offering of capital shares. The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Kansas income tax as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in a portfolio of Kansas municipal securities. Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price.

Note 2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Ranson Capital Corporation, ("Ranson"). The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at July 31, 1998, a net capital loss carryforward totaling $5,951,996, which may be used to offset capital gains realized during subsequent years through July 31, 2006.

Distributions to shareholders - Dividends from net investment income, declared daily and paid monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At July 31, 1998, the Fund had outstanding futures contracts to sell debt securities as follows:

                                    Number of     Valuation        Unrealized
Contracts              Expiration    Futures        as of         Appreciation
 To Sell                 Date       Contracts   July 31, 1998    (Depreciation)
--------------------------------------------------------------------------------
U.S. Treasury Notes      12/98         100        $209,375          $13,960
--------------------------------------------------------------------------------

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note 3.     CAPITAL SHARE TRANSACTIONS

As of July 31, 1998, there were unlimited shares of no par authorized; 9,875,312 and 10,321,705 shares were outstanding at July 31, 1998 and July 31, 1997, respectively.

Transactions in capital shares were as follows:

                                                             Shares
                                                   -----------------------------
                                                   For The         For The
                                                   Year Ended      Year Ended
                                                   July 31, 1998   July 31, 1997
                                                   -----------------------------
Shares sold                                           706,375          563,448
Shares issued on reinvestment of dividends            344,664          367,495
Shares redeemed                                    (1,497,432)      (1,514,291)
                                                   -----------------------------
Net increase (decrease)                              (446,393)        (583,348)
                                                   =============================

Note 4.     INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Ranson Capital Corporation, the Fund's investment adviser and underwriter, ND Resources, Inc., the Fund's transfer and accounting services agent, and ND Capital, Inc., the Fund's agent for the purchase of certain investment securities, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged Ranson Capital Corporation to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized $619,124 of investment advisory fees for the year ended July 31, 1998. The Fund has a payable to Ranson Capital Corporation of $50,167 at July 31, 1998 for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

The Fund pays an annual service fee to Ranson Capital Corporation, (Ranson), its principal underwriter, an annual fee for certain expenses incurred by Ranson in connection with the distribution of the Fund's shares. The annual fee paid to Ranson is calculated daily and paid monthly by the Fund at the annual rate of 0.25% of the average daily net assets of the Fund. The Fund has recognized $300,911 of service fee expenses after partial waiver for the year ended July 31, 1998. The Fund has a payable to Ranson of $23,555 at July 31, 1998 for service fees. In addition, the Fund has engaged ND Capital, Inc. as agent for the purchase of certain investment securities. For the year ended July 31, 1998 commissions earned by ND Capital, Inc. totaled $84,775 and are included in the cost basis of the securities acquired.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $127,991 of transfer agency fees and expenses for the year ended July 31, 1998. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $76,138 of accounting service fees for the year ended July 31, 1998.

Note 5.     INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) aggregated $32,381,450 and $41,557,431, respectively, for the year ended July 31, 1998.

Note 6.     INVESTMENT IN SECURITIES

At July 31, 1998, the aggregate cost of securities for federal income tax purposes was $112,528,588, and the net unrealized appreciation of investments based on the cost was $5,853,605, which is comprised of $5,869,489 aggregate gross unrealized appreciation and $15,884 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                                 For the Year     For the Year     For the Year     For the Year    For the Year
                                                Ended July 31,   Ended July 31,   Ended July 31,   Ended July 31,   Ended July 31,
                                                    1998             1997              1996             1995             1994
                                                ----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  12.42         $  12.14          $  12.07         $  12.00         $  12.67
                                                ----------------------------------------------------------------------------------
Income from Investment Operations:
     Net Investment Income                       $    .60         $    .61          $    .69         $    .65         $    .66
     Net realized and unrealized gain (loss)
     on investment and futures transactions          (.27)             .28               .07              .07             (.53)
                                                ----------------------------------------------------------------------------------
        Total From Investment Operations         $    .33         $    .89          $    .76         $    .72         $    .13
                                                ----------------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income        $   (.60)        $   (.61)         $   (.69)        $   (.65)        $   (.66)
     Distributions from net capital gains             .00              .00               .00              .00             (.14)
                                                ----------------------------------------------------------------------------------
        Total Distributions                      $   (.60)        $   (.61)         $   (.69)        $   (.65)        $   (.80)
                                                ----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $  12.15         $  12.42          $  12.14         $  12.07         $  12.00
                                                ==================================================================================

Total Return                                      2.76%(A)         7.56%(A)          5.90%(A)         6.23%(A)          0.91%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)     $120,024         $128,201          $132,349         $130,091         $127,337
     Ratio of net expenses (after expense
     assumption) to average net assets              0.95%(B)         0.93%(B)          0.85%(B)         0.82%(B)          0.70%(B)
     Ratio of net investment income to
     average net assets                             4.93%            5.02%             5.18%            5.46%             5.26%
     Portfolio turnover rate                       26.68%           18.64%            20.14%           57.00%            55.00%


(A)  Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, ND Holdings, Inc. or Ranson Capital Corporation assumed expenses of $3,901, $46,741, $212,056, $295,875, and
     $419,129, respectively. If the expenses had not been assumed, the annualized ratios of total expenses to average net assets would have been 0.95%, 0.97%, 1.01%, 1.06%, and 1.06%, respectively.

The accompanying notes are an integral part of these financial statements.

                         INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees of The Kansas Municipal Fund


We have audited the accompanying statement of assets and liabilities of The Kansas Municipal Fund, (one of the portfolios constituting the Ranson Managed Portfolios), including the schedule of investments, as of July 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the two periods ended July 31, 1995, were audited by other auditors whose report dated September 11, 1995, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Kansas Municipal Fund of the Ranson Managed Portfolios, as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the three years in the peiod then ended, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.

September 04, 1998


Tax Information For The Year Ended July 31, 1998 (Unaudited)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

                                          Dividends and Distributions Per Share
                                          -------------------------------------
                                                        From Net      From Net
                                          From Net      Realized      Realized
To Shareholders of                        Investment    Short-Term    Long-Term
Record               Payment Date         Income        Gains         Gains
------------------   ------------------   ----------    ----------    ---------
[S]                  [C]                  [C]           [C]           [C]
August 28, 1997      August 29, 1997      $ 0.049           -             -
September 29, 1997   September 30, 1997     0.053           -             -
October 30, 1997     October 31, 1997       0.051           -             -
November 27, 1997    November 28, 1997      0.047           -             -
December 30, 1997    December 31, 1997      0.054           -             -
January 29, 1998     January 30, 1998       0.050           -             -
February 26, 1998    February 27, 1998      0.044           -             -
March 30, 1998       March 31, 1998         0.054           -             -
April 29, 1998       April 30, 1998         0.050           -             -
May 28, 1998         May 29, 1998           0.048           -             -
June 29, 1998        June 30, 1998          0.051           -             -
July 30, 1998        July 31, 1998          0.049           -             -

Shareholders should consult their tax advisors.


-----------------------------------------------------------------------------


Dear Shareholder,

We are pleased to enclose the annual report of the operations of The Kansas Insured Intermediate Fund, for the year ended July 31, 1998. The Fund's portfolio and related financial statements are presented within for your review.

As we end the first half of 1998, the 30-year Treasury bond descended to a record low yield of 5.59% spurred by the strength of the U.S. dollar and weakness in commodity prices. Asian turmoil has helped put the brakes on runaway growth in the U.S. economy, in the process restraining the Federal Reserve from tightening credit. At the same time, a worldwide flight to quality and a muscle-bound dollar have led investors directly into the U.S. Treasury market.

The strength of the dollar is helping bonds both directly and indirectly. Dollar-denominated securities are more attractive and at the same time widening the trade deficit. Cheap foreign goods have helped keep inflation in check.

On the other hand, it is easy to imagine a sudden jolt of bad news. Unexpected increases in companies labor costs or fighting in the Middle East would send inflation higher. The latest Consumer Price Index figures increased at a 2.7% annual rate over the last six months, up from a 1.9% rate in the prior six months.

The Kansas Insured Intermediate Fund, began the year at $12.23 and then closed the year at $12.07. The Kansas Insured Intermediate Fund has utilized partial hedges during the year to protect against the possibility of strong economic growth. By using a partial hedge to protect against the possibility of interest rate fluctuations, share prices were tempered as rates declined during the fiscal year ended July 31, 1998.

Insured double tax-exempt issues continue to be the primary focus for the Fund's portfolio. Recent purchases have been Topeka and Wellington Kansas Utility Revenue issues. The average interest rate coupon for the Fund is currently 5.71% with 100% of the Fund's holdings rated AAA insured by Moody's or Standard & Poors.

The investment objective of the Fund is to provide a high level of current income exempt from both federal income tax and, to the extent indicated in the prospectus, Kansas income tax as is consistent with preservation of capital.

Sincerely,




Monte L. Avery                        Robert E.Walstad
Chief Portfolio Strategist               President


Terms & Definitions
-------------------

Appreciation
Increase in value of an asset.

Average Annual Total Return
A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

Consumer Price Index
A commonly used measure of inflation: it does not represent an investment return.

Coupon Rate or Face Rate
The rate of interest annually payable based on the face amount of the bond; expressed as a percentage.

Depreciation
Decrease in value of an asset.

Lehman Brothers Municipal Bond Index
An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
Actual (or estimated) price at which a bond trades in the market place.

Maturity
A measure of the term or life of a bond in years. When a bond "matures", the issuer repays the principal.

Net Asset Value (NAV)
The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

Quality Ratings
A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA", "AA", and "A", and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

Portfolio Ratings
[pie chart]
(based on Total Long-Term Investments)

AAA           100%

Quality ratings reflect the ifnancial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by Ranson Capital Corporation, the investment advisor.


Portfolio Market Sectors
(as a % of Net Assets)
[pie chart]

GO-General Obligation            37.7
HC-Health Care                   25.4
H-Housing                        19.3
W/S-Water/Sewer                   7.5
O-Other                           4.1
U-Utilities                       3.2
T-Transportation                  1.5
C/L-COP/Lease                     1.3

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.


COMPARATIVE INDEX GRAPH
-----------------------
[line graph]


Comparison of change in value of $10,000
 investment in The Kansas Insured Intermediate
Fundand Lehman Bros. Municipal 7 Year Maturity Bond Index

                  The Kansas Insured      The Kansas Insured            Lehman Bros. Municipal
                  Intermediate Fund      Intermediate Fund            7 Year Maturity Bond Index
                  w/o sales charge            w/ max sales charge
------------------------------------------------------------------------------------------------
11/23/1992      $10,000                   $9,725                        $10,000
1993            $10,829                  $10,531                        $10,694
1994            $11,025                  $10,722                        $10,981
1995            $11,656                  $11,335                        $11,869
1996            $12,326                  $11,987                        $12,470
1997            $12,912                  $12,557                        $13,548
1998            $13,321                  $12,955                        $14,273

Average Annual Total Returns

                       For periods ending July 31, 1998
                       --------------------------------
                                                                Since Inception
                           1 year                5 year     (November 23, 1992)
-------------------------------------------------------------------------------
Without sales charge       3.17%                 4.23%                    5.17%
With sales charge          0.33%                 3.65%                    4.66%

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers' index is a national index representative of the national municipal bond market whereas the Fund concentrates its investments in Kansas municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. Returns are historical and are not a guarantee of future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.


Key Statistics
--------------

07/31/97 NAV(share value)            $12.23
01/30/98 NAV                         $12.07
Average Maturity                       8.7 years
Number of issues                     49
Total Net Assets                     $20,584,841





Schedule of Investments  July 31, 1998


Name of Issuer
Percentages represent the market
value of each investment category
to total net assets




                                                              Rating        Coupon                     Principal        Market
                                                           (Moody's/S&P)    Rate          Maturity      Amount         Value
                                                            (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------
KANSAS MUNICIPAL BONDS (95.9%)

Butler Cty., KS (Augusta) USD #402 G.O. AMBAC                 Aaa/AAA      5.400%          10/01/06    $  200,000    $  211,746
*Douglas Cty., KS USD #497  (Lawrence) G.O. FGIC              Aaa/AAA      7.200           09/01/02     1,370,000     1,520,536
Johnson Cty., KS USD #232 (Desoto) G.O. MBIA                   Aaa/NR      5.150           09/01/09       510,000       532,134
Johnson Cty., KS USD #232 (Desoto) G.O. MBIA                   Aaa/NR      5.200           09/01/10       600,000       624,756
Johnson Cty., KS USD #233 (Olathe) G.O. AMBAC                 Aaa/AAA      6.150           03/01/07       300,000         2,593
Kansas City, KS (St. Margaret Hlth. Ctr.) AMBAC               Aaa/AAA      5.700           08/01/03       250,000       265,810
Kansas City, KS Special Obligation Escrowed                   Aaa/AAA      6.000           02/15/03       200,000       213,798
KS Devl. Finance Auth. (Hays Medl. Ctr.) Rev. MBI             Aaa/AAA      5.300           11/15/09       375,000       391,643
KS Devl. Finance Auth. (Hays Medl. Ctr.) Rev. MBIA            Aaa/AAA      5.200           11/15/08       375,000       392,291
#KS Devl. Finance Auth. (Stormont Vail)
Hlth. Care Rev. MBIA                                          Aaa/AAA      5.700           11/15/08       450,000       487,480
KS Devl. Finance Auth. (Stormont Vail)
Hlth. Care Rev. MBIA                                          Aaa/AAA      5.600           11/15/07       100,000       106,635
KS Devl. Finance Auth. Multifamily Hsg. Rev. FNMA              NR/AAA      5.700           12/01/09       325,000       331,858
KS Devl. Finance Auth. Pooled Ref. Lease Rev. MBIA            Aaa/AAA      5.500           10/01/05       250,000       260,972
KS Devl. Finance Auth. Rev. Public Water Supply AMBAC          Aaa/NR      4.900           04/01/13       115,000       113,139
KS State Turnpike Auth. Rev. FGIC                             Aaa/AAA      5.450           09/01/10       200,000       211,112
Larned, KS (Cath. Hlth. Corp.) Hlth. Facs. Rev. MBIA          Aaa/AAA      5.200           11/15/02       160,000       166,288
Larned, KS (Cath. Hlth. Corp.) Hlth. Facs. Rev. MBIA          Aaa/AAA      5.300           11/15/03       170,000       177,902
Larned, KS (Cath. Hlth. Corp.) Hlth. Facs. Rev. MBIA          Aaa/AAA      5.400           11/15/04       155,000       163,455
Lenexa, KS (Barrington Park) Multifamily Hsg. Rev. ASGUA        a/AAA      6.050           02/01/06       350,000       362,674
*Lenexa, KS (Barrington Park) Multifamily
 Hsg. Rev. Ref. ASGUA                                         Aaa/AAA      5.875           02/01/04       500,000       516,440
Lenexa, KS (Barrington Park) Multifamily
Hsg. Rev. Ref. ASGUA                                          Aaa/AAA      5.950           02/01/05       250,000       260,085
McPherson Cty., KS (McPherson) USD #418 G.O. CGIC FSA          aa/AAA      5.700           09/01/06       400,000       432,840
Olathe, KS (Bristol Pointe) MultiFamily Hsg. Rev. Ref. FNMA    NR/AAA      5.250           11/01/12       485,000       491,518
Olathe, KS (Evangelical Lutheran Good Samaritan Soc.) AMBAC   Aaa/AAA      5.500           05/01/03       110,000       115,680
Olathe, KS (Evangelical Lutheran Good Samaritan Soc.) AMBAC   Aaa/AAA      5.400           05/01/02       150,000       156,212
Olathe, KS (Evangelical Lutheran Good Samaritan Soc.) AMBAC   Aaa/AAA      5.200           05/01/01       140,000       144,112
Olathe, KS (Medl. Ctr.) Hlth. Facs. Rev. AMBAC                Aaa/AAA      5.125           09/01/12       500,000       505,430
Olathe, KS (Medl. Ctr.) Hlth. Facs. Rev. Ref. AMBAC           Aaa/AAA      5.600           09/01/05     1,000,000     1,055,250
Sedgwick Cty., KS (Maize) USD #266 G.O. CGIC FSA              Aaa/AAA      5.500           09/01/05       300,000       319,398
Sedgwick Cty., KS (Maize) USD #266 G.O. CGIC FSA              Aaa/AAA      5.600           09/01/06       200,000       214,316
Sedgwick Cty., KS (Renwick) USD #267 G.O. AMBAC               Aaa/AAA      6.000           11/01/07       570,000       611,319
Sedgwick Cty., KS (Renwick) USD #267 G.O. AMBAC               Aaa/AAA      5.850           11/01/06       290,000       313,545
Sedgwick\Shawnee Cty., KS Single Family Mrtge. Rev. GNMA       Aaa/NR      5.200           12/01/08       565,000       572,537
Seward Cty., KS Hospital Ref. G.O. AMBAC                      Aaa/AAA      5.600           08/15/04       100,000       104,748
Seward Cty., KS Hospital Ref. G.O. AMBAC                      Aaa/AAA      5.600           08/15/04       150,000       157,122
Shawnee Cty., KS (Shawnee Heights) USD #450 G.O. CGIC FSA     Aaa/AAA      6.500           09/01/00       250,000       262,800
*Shawnee Cty., KS (Topeka) USD #501 G.O. FGIC                 Aaa/AAA      5.550           02/01/07       820,000       869,257
Topeka, KS (Water & Water Pollution Control Util. Rev.) FSA    Aaa/NR      4.650           08/01/11       250,000       246,075
Wellington, KS Utility Rev. AMBAC                              NR/AAA      5.000           05/01/12       250,000       251,218
Wellington, KS Utility Rev.  AMBAC                             NR/AAA      4.950           05/01/11       300,000       301,389
Wichita, KS (St. Francis Regl. Medl. Ctr.)
Impvt. & Ref. MBIA                                            Aaa/AAA      6.100           10/01/04       775,000       826,204
Wichita, KS (St. Francis Regl. Medl. Ctr.)
Impvt. & Ref. MBIA                                            Aaa/AAA      6.000           10/01/03       250,000       264,315
Wichita, KS Airport Auth. Facs. Rev. Ref. ASGUA               Aaa/AAA      7.000           03/01/05       100,000       106,264
# Wichita, KS Multifamily Hsg. Rev. FNMA                       NR/AAA      5.375           07/01/10       625,000       635,575
*Wichita, KS Multifamily Hsg. (Cimarron Apartments) FNMA       NR/AAA      5.250           10/01/12       790,000       801,779
Wichita, KS Water & Sewer Util. Rev. Ref. FGIC                Aaa/AAA      5.600           04/01/05       610,000       636,029
Wichita, KS Water & Sewer Util. Rev. Ref. FGIC                Aaa/AAA      5.750           10/01/06       150,000       157,215
Wichita, KS Water & Sewer Util. Rev. FGIC                     Aaa/AAA      5.000           07/01/11       500,000       505,415
Wyandotte Cty., KS Ref. & Impvt. G.O. FGIC                    Aaa/AAA      7.000           09/01/05     1,020,000     1,046,030
                                                                                                                 --------------
KANSAS MUNICIPAL BONDS COST($18,994,845)                                                                         $   19,736,939
                                                                                                                 --------------
SHORT-TERM SECURITIES (2.6%)
 Federated Tax-Free Fund 73                                                                                      $      182,656
 Federated Intermediate Municipal Trust 78                                                                              350,000
                                                                                                                 --------------
TOTAL SHORT-TERM SECURITIES (COST: $532,656)                                                                     $      532,656
                                                                                                                 --------------
TOTAL INVESTMENTS IN SECURITIES (COST: $19,527,501)                                                              $   20,269,595
OTHER ASSETS LESS LIABILITIES                                                                                           315,246
                                                                                                                 --------------
NET ASSETS                                                                                                       $   20,584,841
                                                                                                                 ==============

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segragated by the custodian to cover initial margin requirements.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Funds Manager.

The accompanying notes are an integral part of these financial statements.


Financial Statements July 31, 1998

Statement of Assets and Liabilities July 31, 1998
-------------------------------------------------

Assets
     Investment in securities, at value (cost: $19,527,501)             $    20,269,595
     Variation margin on futures                                                 31,406
     Accrued interest receivable                                                375,713
     Accrued dividends receivable                                                   629
                                                                       -----------------
        Total Assets                                                    $    20,677,343
                                                                       -----------------
Liabilities
     Dividends payable                                                  $        76,669
     Accrued expenses                                                            15,833
                                                                       -----------------
        Total Liabilities                                               $        92,502
                                                                       -----------------

Net Assets                                                              $    20,584,841
                                                                       =================

Net assets are represented by:
     Paid-in capital                                                    $    20,683,568
     Accumulated undistributed net realized gain(loss) on investments          (842,915)
     Unrealized appreciation on futures                                           2,094
     Unrealized appreciation on investments                                     742,094
                                                                        ----------------
          Total amount representing net assets applicable to
          1,705,829 outstanding shares of no par common
          stock (unlimited shares authorized)                           $    20,584,841
                                                                        ================
Net asset value per share                                                    $    12.07
                                                                        ================
The accompanying notes are an integral part of these financial statements.

Statement of Operations  for the year ended July 31, 1998
----------------------------------------------------------

INVESTMENT INCOME
     Interest                        $     1,138,009
     Dividends                                24,721
                                     ----------------
         Total Investment Income     $     1,162,730
                                     ----------------
EXPENSES
     Investment advisory fees        $        95,378
     Custodian fees                            2,515
     Transfer agent fees                      31,858
     Accounting service fees                  38,166
     Transfer agent out of pockets               898
     Professional fees                         7,561
     Trustees' fees                            2,545
     Reports to shareholders                   2,002
     Registration and filing fees                702
     Amortization of organization costs        1,551
                                     ----------------
        Total Expenses               $       183,176
   Less expenses waived  or absorbed
      by the Fund's manager                   13,708
                                     ----------------
        Total Net Expenses           $       169,468
                                     ----------------
NET INVESTMENT INCOME                $       993,262
                                     ----------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions         $       276,158
     Futures transactions                   (401,698)
     Net change in unrealized
     appreciation(depreciation) of:
     Investment transactions         $      (214,825)
                  Futures transactions         2,094
                                     ----------------
          Net Realized and Unrealized
          Gain (Loss) on Investments
          and Futures                $      (338,271)
                                     ----------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS            $       654,991
                                     ================

The accompanying notes are an integral part of these financial statements.

Financial Statements July 31, 1998


Statement of Changes in Net Assets
 For the year ended July 31, 1998 and  the year ended July 31, 1997
-------------------------------------------------------------------


                                                            For The Year Ended         For The Year Ended
                                                               July 31, 1998              July 31, 1997
                                                            ----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
     Net investment income                                 $      993,262               $     1,196,787
     Net realized gain (loss) on
     investment and futures transactions                         (125,540)                     (411,602)
     Net unrealized appreciation (depreciation) on
     investments and futures                                     (212,731)                      525,690
                                                            --------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting From Operations                                   $     654,991               $     1,310,875
                                                             -------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income
     ($.54 and $.53 per share, Respectively)                 $   (993,262)              $    (1,196,787)
     Distributions from net realized gain on
     investment transactions                                            0                             0
                                                           ---------------------------------------------
      Total Dividends and Distributions                      $   (993,262)              $    (1,196,787)
                                                           ---------------------------------------------
CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares                           $     746,870                $    1,355,388
     Proceeds from reinvested dividends                           603,378                       720,398
     Cost of shares redeemed                                   (5,960,554)                   (7,220,379)
                                                             -------------------------------------------
      Net Increase (Decrease) in Net Assets Resulting
      From Capital Share Transactions                       $  (4,610,306)              $    (5,144,593)
                                                             -------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     $  (4,948,577)              $    (5,030,505)

NET ASSETS, BEGINNING OF PERIOD                                25,533,418                    30,563,923
                                                             -------------------------------------------
NET ASSETS, END OF PERIOD                                   $  20,584,841                $   25,533,418
                                                             ===========================================

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements July 31, 1998

Note 1.     ORGANIZATION

Business Operations -The Kansas Insured Intermediate Fund (the "Fund") is an investment portfolio of Ranson Managed Portfolios (the "Trust") registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently five portfolios are offered. Ranson Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The Fund had no operations from that date to November 23, 1992, other than matters relating to organization and registration. On November 23, 1992, the Fund commenced its Public Offering of capital shares. The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Kansas income tax as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in a portfolio of Kansas insured securities. Shares of the Fund are offered at net asset value plus a maximum sales charge of 2.75% of the offering price.


Note 2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Ranson Capital Corporation, ("Ranson"). The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.


The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Deferred organization costs - Costs incurred by the Fund in connection with its organization were amortized over a 60-month period on the straight-line basis. The entire cost of 37,500 has been amortized as of July 31, 1 998.

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at July 31, 1998, a net capital loss carryforward totaling $842,915, which may be used to offset capital gains realized during subsequent years through July 31, 2006.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments
("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At July 31, 1998, the Fund had outstanding futures contracts to sell debt securities as follows:


                                    Number of      Valuation         Unrealized
Contracts             Expiration     Futures         as of         Appreciation
to Sell               Date          Contracts    July 31, 1998   (Depreciation)
-------------------------------------------------------------------------------
U.S. Treasury Notes   12/98           15          $  31,406        $  2,094


Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.     CAPITAL SHARE TRANSACTIONS

As of July 31, 1998, there were unlimited shares of no par authorized; 1,705,829 and 2,086,938 shares were outstanding at July 31, 1998 and July 31, 1997, respectively.

Transactions in capital shares were as follows:

                                                          Shares
                                       For The                          For The
                                    Year Ended                       Year Ended
                                 July 31, 1998                    July 31, 1997
                                 -----------------------------------------------
Shares sold                             61,738                          110,692
Shares issued on
reinvestment of dividends               49,895                           58,878
Shares redeemed                       (492,742)                        (589,765)
                                 -----------------------------------------------
Net increase (decrease)               (381,109)                        (420,195)
                                 ===============================================

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES Ranson Capital Corporation, the Fund's investment adviser and underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, and ND Capital, Inc., the Fund's agent for the purchase of certain investment securities, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged Ranson Capital Corporation, to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized $95,378 of investment advisory fees after partial waiver for the year ended July 31, 1998. The Fund has a payable to Ranson Capital Corporation of $6,318 at July 31, 1998, for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

The Fund has engaged ND Capital, Inc. as agent for the purchase of certain investment securities. For the year ended July 31, 1998, commissions earned by ND Capital, Inc. totaled $3,963 and are included in the cost basis of the securities acquired.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $31,858 of transfer agency fees and expenses for the year ended July 31, 1998. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $38,166 of accounting service fees for the year ended July 31, 1998.


Note 5.     INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $5,586,009 and $12,187,015 respectively, for the year ended July 31, 1998.

Note 6.     INVESTMENT IN SECURITIES
At July 31, 1998, the aggregate cost of securities for federal income tax purposes was $19,527,501, and the net unrealized appreciation of investments based on the cost was $742,094, which is comprised of $744,855 aggregate gross unrealized appreciation and $2,761 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                                For The        For the         For the             For the           For the
                                               Year Ended     Year Ended       Year Ended          Year Ended        Year Ended
                                                July 31,       July 31          July 31,            July 31,          July 31,
                                                  1998          1997             1996                1995               1994
                                               -------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $   12.23      $   12.19        $   12.04            $   11.92         $   12.24
                                             ---------------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income                   $     .54      $     .53        $     .53            $     .54         $     .52
     Net realized and unrealized
     gain (loss) on investment
     and futures transactions                     (.16)           .04              .15                  .12              (.30)
                                               -------------------------------------------------------------------------------
        Total From Investment Operations     $     .38      $     .57        $     .68            $     .66         $     .22
                                               -------------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income    $    (.54)     $    (.53)       $    (.53)           $    (.54)        $    (.52)
     Distributions from net capital gains          .00            .00              .00                  .00              (.02)
                                               -------------------------------------------------------------------------------
        Total Distributions                  $    (.54)     $    (.53)       $    (.53)           $    (.54)        $    (.54)
                                               -------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $   12.07      $   12.23        $   12.19            $   12.04         $   11.92
                                               ===============================================================================
Total Return                                      3.17%(A)       4.76%(A)         5.75%(A)             5.72%(A)          1.81%(A)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)          $20,585          $25,533       $30,564          $30,678           $31,216
     Ratio of net expenses
     (after expense assumption)
     to average net assets                             .75%(B)         0.76%(B)      0.69%(B)        0.62% (B)         0.51% (B)
     Ratio of net investment
     income to average net assets                        4.42%            4.33%        4.37%             4.57%             4.26%
     Portfolio turnover rate                            25.46%           28.68%       19.96%            63.00%            56.00%

(A) Excludes maximum sales charge of 2.75%.
(B) Ratio was annualized.
(C)During the periods indicated above, ND Holdings, Inc. or Ranson Capital Corporation assumed expenses of $13,708, $40,608, $71,943, $112,745, and
   $136,079, respectively. If the expenses had not been assumed, the annualized ratios of total expenses to average net assets would have been 0.82%, 0.90%, 0.92%, 0.98%, and 0.99%, respectively.

The accompanying notes are an integral part of these financial statements.



INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees of The Kansas Insured Intermediate Fund


We have audited the accompanying statement of assets and liabilities of The Kansas Insured Intermediate Fund, (one of the portfolios constituting the Ranson Managed Portfolio), including the schedule of investments, as of July 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the periods in the years ended July 31, 1995, 1994, and 1993 were audited by other auditors whose report dated September 11, 1995, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Kansas Insured Intermediate Fund of the Ranson Managed Portfolio, as of
July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.

September 04, 1998

Tax Information For The Year Ended July 31, 1998 (Unaudited)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:


                                                              Dividends and Distributions Per Share
                                                              -------------------------------------

                                                     From Net          From Net              From Net
To Shareholders                   Payment            Investment        Realized              Realized
of Record                          Date              Income            Short-Term Gains      Long-Term Gains
-------------------------------------------------------------------------------------------------------------
August 28, 1997              August 29, 1997       $  0.043                  -                       -
September 29, 1997        September 30, 1997          0.045                  -                       -
October 30, 1997            October 31, 1997          0.045                  -                       -
November 27, 1997          November 28, 1997          0.042                  -                       -
December 30, 1997          December 31, 1997          0.048                  -                       -
January 29, 1998            January 30, 1998          0.045                  -                       -
February 26, 1998          February 27, 1998          0.040                  -                       -
March 30, 1998                March 31, 1998          0.049                  -                       -
April 29, 1998                April 30, 1998          0.045                  -                       -
May 28, 1998                    May 29, 1998          0.043                  -                       -
June 29, 1998                  June 30, 1998          0.046                  -                       -
July 30, 1998                  July 31, 1998          0.045                  -                       -

Shareholders should consult their tax advisors.


--------------------------------------------------------- --------------


Dear Shareholder:

We are pleased to enclose the annual report of the operations of The Nebraska Municipal Fund, for the year ended July 31, 1998. The Fund's portfolio and related financial statements are presented within for your review.

As we end the first half of 1998, the 30-year Treasury bond descended to a record low yield of 5.59% spurred by the strength of the U.S. dollar and weakness in commodity prices. Asian turmoil has helped put the brakes on runaway growth in the U.S. economy, in the process restraining the Federal Reserve from tightening credit. At the same time, a worldwide flight to quality and a muscle-bound dollar have led investors directly into the U.S. Treasury market.

The strength of the dollar is helping bonds both directly and indirectly. Dollar-denominated securities are more attractive and at the same time widening the trade deficit. Cheap foreign goods have helped keep inflation in check.

On the other hand, it is easy to imagine a sudden jolt of bad news. Unexpected increases in companies labor costs or fighting in the Middle East would send inflation higher. The latest Consumer Price Index figures increased at a 2.7% annual rate over the last six months, up from a 1.9% rate in the prior six months.

The Nebraska Municipal Fund, began the year at $11.26 and then closed the year at $11.13. The Nebraska Municipal Fund has utilized partial hedges during the year to protect against the possibility of strong economic growth. By using a partial hedge to protect against the possibility of interest rate fluctuations, share prices were tempered as rates declined during the fiscal year ended
July 31, 1998.

High quality double-exempt issues continues to be the primary focus of the Fund's portfolio. Recent purchases in the primary and secondary markets have been Nebraska Single Family Housing and Madison County Hospital issues. The average interest rate coupon for the Fund is currently 5.95% with more than 43% of the Fund's holdings rated AAA insured by Moody's or Standard & Poors.

The investment objective of the Fund is to provide a high level of current income exempt from both federal income tax and, to the extent indicated in the prospectus, Nebraska income tax as is consistent with preservation of capital.

Sincerely,




Monte L. Avery                          Robert E.Walstad
Chief Portfolio Strategist              President

Terms & Definitions
-------------------

Appreciation
Increase in value of an asset.

Average Annual Total Return
A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

Consumer Price Index
A commonly used measure of inflation: it does not represent an investment return.

Coupon Rate or Face Rate
The rate of interest annually payable based on the face amount of the bond; expressed as a percentage.

Depreciation
Decrease in value of an asset.

Lehman Brothers Municipal Bond Index
An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
Actual (or estimated) price at which a bond trades in the market place.

Maturity
A measure of the term or life of a bond in years. When a bond "matures", the issuer repays the principal.

Net Asset Value (NAV)
The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

Quality Ratings
A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA", "AA", "A" and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITION
---------------------------

Portfolio Ratings
(based on Total Long-Term Investments)
--------------------------------------
[pie chart]
AAA                       43.4
AA                        23.0
A                         18.5
BBB                       00.4
NR                        14.7

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard
& Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by Ranson Capital Corporation, the investment advisor.

Portfolio Market Sectors
(as a % of Net Assets)
------------------------
[pie chart]
H-Housing                 24.4
GO-General Obligation     16.3
S-School                  15.9
U-Utilities               14.7
HC-Health Care            13.0
O-Other                    7.2
I-Industrial               3.5
C/L-Cop/Lease              3.0
W/S-Water/Sewer            2.0

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

COMPARATIVE INDEX GRAPH
-----------------------
[line graph]
          Comparison of change in value of a $10,000 investment in The Nebraska Municipal Fund and the Lehman Brothers Municipal Bond Index

          The Nebraska Municipal  The Nebraska Municipal    The Lehman Brother's
          Fund w/o sales charge   Fund w/ max sales charge  Muni Bond Index
          ----------------------------------------------------------------------
11/17/93   $10,000                 $ 9,575                   $10,000
1994       $ 9,773                 $ 9,357                   $ 9,892
1995       $10,471                 $10,026                   $10,673
1996       $11,071                 $10,600                   $11,376
1997       $11,909                 $11,402                   $12,544
1998       $12,380                 $11,853                   $13,295

Average Annual Total Returns
----------------------------

                             For periods ending July 31, 1998
                                                           Since Inception
                          1 year         5 year          (November 17, 1993)
----------------------------------------------------------------------------
Without sales charge      3.96%            NA                   4.64%
With sales charge        (0.46)%           NA                   3.68%
-----------------------------------------------------------------------------

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market whereas the Fund concentrates its investments in Nebraska municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.
A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. Returns are historical and are not a guarantee of future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

Key Statistics
--------------

07/31/97 NAV(share value)          $11.26
07/31/98 NAV                       $11.13
Average Maturity                    20.6 years
Number of Issues                    65
Total Net Assets                   $26,318,378


Name of Issuer
Percentages represent the market value of each investment
category to total net assets
                                                                    Rating
                                                                  (Unaudited)   Coupon                 Principal       Market
                                                                  Moody's/S&P    Rate    Maturity       Amount         Value
-----------------------------------------------------------------------------------------------------------------------------
NEBRASKA MUNICIPAL BONDS (98.3%)

Adams Cty., NE Hosp. Auth. #1 (Mary Lanning Memorial) ASGUA          NR/AA      5.300%   12/15/18     $  250,000   $  248,555
Chadron State College, NE Student Fees & Facs. Rev. Ref.             NR/NR      5.700    07/01/11        300,000      305,742
Cuming Cty., NE School Dist. #020 (Bancraft-Rosalie)                 NR/NR      5.750    12/15/17        100,000      102,543
Dawson Cty., NE SID #1 Ref. G.O.                                     A-3/A-     5.650    02/01/22        300,000      309,051
Douglas Cty., NE (Cath. Hlth. Corp.) Rev. MBIA                       Aaa/AAA    5.500    11/15/21        340,000      350,499
Douglas Cty., NE Hosp. Auth #2 (Bethphage Project) Rev.              NR/NR      5.400    02/01/13        120,000      119,224
Douglas Cty., NE SID #240 (LeBea) Ref. G.O.                          NR/NR      5.900    10/15/17        100,000      102,164
Douglas Cty., NE SID #295 G.O.                                       NR/NR      6.500    06/01/17        800,000      828,832
Douglas Cty., NE SID #363 Hillsborough G.O.                          NR/NR      5.850    09/15/17        100,000      101,710
Douglas Cty., NE SID #392 Cinnamon Creek G.O.                        NR/NR      5.750    08/15/17        200,000      201,136
Douglas Cty., NE SID #396 First National Business Park               NR/NR      5.750    09/01/17        100,000      100,561
Gage Cty., NE (Beatrice) School Dist. #15 G.O. AMBAC                 NR/AAA     5.900    12/15/16        850,000      897,540
Grand Island, NE Sewer Syst. Rev.                                    A/NR       6.000    04/01/14        250,000      277,215
Hastings, NE Elec. Rev.                                              A/A        6.300    01/01/19        370,000      400,980
Hemingford, NE G.O.                                                  NR/NR      5.600    02/15/12        115,000      118,920
Kearney Cty., NE Combined Util. Rev.                                 A-1/NR     6.100    06/01/14        600,000      643,098
Kearney Cty., NE School Dist. #503 G.O.                              NR/NR      6.150    12/15/12        100,000      104,679
Lancaster Cty., NE (Bryan Memorial Hospital) Rev. MBIA               NR/AAA     5.375    06/01/19        750,000      755,602
Lancaster Cty., NE Lincoln Medl. Educ. Foundn. Hospital Rev.         NR/NR      5.700    02/01/11        100,000      104,295
Lancaster Cty., NE Lincoln Medl. Educ. Foundn. Hospital Rev.         NR/NR      5.800    02/01/12        175,000      182,628
Lincoln, NE Elec. Syst. Rev.                                         AA/AA+     5.750    09/01/16        750,000      780,600
Lincoln/Lancaster Cty., NE Public Bldg. Community Rev.               AA/AA+     5.875    10/15/23        850,000      900,303
Lincoln/Lancaster Cty., NE Public Bldg. Community                    AA/AA+     5.800    10/15/18        475,000      510,729
Madison Cty., NE Hosp. Auth. #1 Rev. Asset GUAR                      NR/AA      5.350    01/01/18        100,000       98,994
NE Educ. Finance Auth. (Creighton Univ.) Rev. AMBAC                  Aaa/AAA    5.950    01/01/11        300,000      318,864
NE Educ. Finance Auth. (Midland Lutheran College) Rev. G.O.          NR/NR      6.250    06/15/15        100,000      104,087
NE Educ. Finance Auth. (York College Project) Rev.                   NR/NR      5.400    10/15/12        275,000      280,162
NE Hgr. Educ. Loan Program Junior Subord. Term                       A/NR       6.450    06/01/18        400,000      428,968
NE Hgr. Educ. Loan Program Senior Subord. Term                       A/NR       6.250    06/01/18        800,000      839,272
* NE Hgr. Educ. Loan Program Student Loan                            A/NR       5.875    06/01/14      1,350,000    1,387,422
NE Investment Fin Auth. (Great Plains Regl. Medl. Ctr.) ASGUA        NR/AA      5.450    11/15/17        400,000      393,732
NE Invmt. Finance Auth. (Great Plains Regl. Medl. Ctr.) ASGUA        NR/AA      6.500    05/15/14        150,000      161,172
NE Invmt. Finance Auth. (Muirfield Greens) Multifamily Rev. FHA      AA/NR      6.800    12/01/15        370,000      390,631
NE Invmt. Finance Auth. (Muirfield Greens) Multifamily Rev. FHA      AA/NR      6.850    12/01/25        525,000      557,524
# NE Invmt. Finance Auth. Children (Healthcare Svcs.) Rev. AMBAC     NR/AAA     5.500    08/15/27      1,000,000    1,017,200
NE Invmt. Finance Auth. Multifamily Hsg. Rev. FNMA                   NR/AAA     6.200    06/01/28        495,000      502,489
NE Invmt. Finance Auth. Multifamily Hsg. Rev. GNMA                   NR/AAA     6.000    06/01/17        500,000      508,340
NE Invmt. Finance Auth. Multifamily Hsg. Rev. GNMA                   NR/AAA     6.100    06/01/29        500,000      508,350
* NE Invmt. Finance Auth. Single Family Hsg. Rev.                    NR/AAA     6.600    09/01/20        700,000      726,733
NE Invmt. Finance Auth. Single Family Hsg. Rev.                      NR/AAA     6.500    09/01/18        400,000      409,824
NE Invmt. Finance Auth. Single Family Hsg. Rev.                      Aaa/AAA    6.300    09/01/28      1,105,000    1,133,664
NE Invmt. Finance Auth. Single Family Hsg. Rev.                      NR/AAA     5.850    09/01/28        470,000      476,660
NE Invmt. Finance Auth. Single Family Hsg. Rev.                      NR/AAA     5.850    09/01/28        400,000      405,668
NE Invmt. Finance Auth. Single Family Hsg. Rev.                      NR/AAA     5.650    03/01/28        240,000      241,133
NE Invmt. Finance Auth. Single Family Hsg. Rev. GNMA                 NR/AAA     6.200    09/01/17        250,000      257,320
NE Invmt. Finance Auth. Single Family Hsg. Rev. GNMA                 Aaa/AAA    6.250    03/01/21        300,000      306,528
NE Public Power Dist. Power Supply Syst. Rev.                        A-1/A+     6.125    01/01/15        390,000      420,962
NE Public Power Dist. Power Supply Syst. Rev.                        A-1/A+     5.750    01/01/20        540,000      567,081
NE Student Loan Program B Rev.                                       A/NR       6.000    06/01/28        100,000      100,500
Northeast NE Juvenile Auth. 1st Mrtge. Rev.                          NR/NR      6.375    06/01/17        280,000      286,541
Northeast NE Solid Waste Facs. Rev. MBIA                             Aaa/AAA    5.900    05/15/15        600,000      629,886
Omaha, NE Parking Facs. Corp. (Omaha Park 4\5) Lease Rev.            Aa-1/AAA   5.700    09/15/15        750,000      792,608
Omaha, NE Public Power Dist. Elec. Syst. Rev.                        NR/AA      6.000    02/01/15        330,000      345,817
Omaha, NE Public Power Dist. Elec. Syst. Rev.                        AA/AA      6.200    02/01/17        650,000      715,793
Omaha, NE Various Purpose                                            Aaa/AAA    6.250    12/01/12        250,000      277,188
Omaha, NE Various Purpose                                            Aaa/AAA    6.250    12/01/14        250,000      277,625
Otoe Cty., NE School Dist. #111  (Nebraska City) Ref. AMBAC          Aaa/AAA    5.800    11/15/14        400,000      428,616
Papillion, NE G.O.                                                   NR/NR      6.150    07/01/12        105,000      110,259
Sarpy Cty., NE SID #142 (Fair Meadows) Ref. G.O.                     NR/NR      5.850    08/15/17        100,000      101,024
Sarpy Cty., NE SID #52 (Prairie Corners) G.O.                        NR/NR      6.000    10/01/17        300,000      306,447
Sarpy Cty., NE SID #86 (Willow Springs) G.O.                         NR/NR      6.250    01/15/17        100,000      103,950
Washington Cty., NE School Dist. #1 G.O.                             NR/A       5.800    07/15/11        100,000      105,773
Washington Cty., NE School Dist. #1 G.O.                             NR/A       5.900    07/15/15        135,000      144,634
York, NE Sewer Syst. Rev.                                            NR/NR      5.850    06/01/12        140,000      147,878
York, NE Sewer Syst. Rev.                                            NR/NR      6.000    06/01/17        100,000      106,629
                                                                                                                   ----------
TOTAL NEBRASKA MUNICIPAL BONDS (COST:  $24,719,742)                                                              $ 25,870,554
                                                                                                                   ----------
SHORT-TERM SECURITIES (0.9%)
 Federated Tax-Free Fund 73                                                                                      $    241,113
                                                                                                                  -----------
TOTAL SHORT-TERM SECURITIES (COST: $241,113)                                                                     $    241,113
                                                                                                                  -----------
TOTAL INVESTMENTS IN SECURITIES (COST: $24,960,855)                                                              $ 26,111,667
OTHER ASSETS LESS LIABILITIES                                                                                         206,711
                                                                                                                  -----------
NET ASSETS                                                                                                       $ 26,318,378
                                                                                                                  ===========

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

Footnote: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.

Financial Statements July 31, 1998

Statement of Assets and Liabilities July 31, 1998
-------------------------------------------------

Assets
     Investment in securities, at value (Cost: $24,960,855)              $     26,111,667
     Accrued interest receivable                                                  393,121
     Accrued dividends receivable                                                     935
     Deferred organization costs                                                    1,868
     Variation margin on futures                                                   41,875
                                                                          ---------------
        Total Assets                                                     $     26,549,466
                                                                          ---------------

Liabilities
     Dividends payable                                                   $        109,644
     Accrued expenses                                                              18,894
     Security purchases payable                                                   102,550
                                                                          ---------------
        Total Liabilities                                                $        231,088
                                                                          ---------------
Net Assets                                                               $     26,318,378
                                                                          ===============

Net assets are represented by:
     Paid-in capital                                                           26,677,203
     Accumulated undistributed net realized gain(loss) on investments          (1,512,429)
     Unrealized appreciation on futures                                             2,792
     Unrealized appreciation on investments                                     1,150,812
                                                                          ---------------
          Total amount representing net assets applicable to
          2,365,171 outstanding shares of no par common
          stock (Unlimited shares authorized)                            $     26,318,378
                                                                          ===============
Net asset value per share                                                $          11.13
                                                                          ===============

Statement of Operations  for the year ended July 31, 1998
---------------------------------------------------------

INVESTMENT INCOME
     Interest                                                             $     1,535,604
     Dividends                                                                     15,665
                                                                           --------------
         Total Investment Income                                          $     1,551,269
                                                                           --------------
EXPENSES
     Investment advisory fees                                             $        80,205
     Service fees                                                                  28,851
     Custodian fees                                                                 3,619
     Transfer agent fees                                                           41,585
     Accounting service fees                                                       40,831
     Transfer Agent out-of-pocket fees                                              2,455
     Professional fees                                                              7,555
     Reports to shareholders                                                        2,514
     Trustees fees                                                                  2,762
     Registration and filing fees                                                   6,413
     Amortization of organization costs                                             5,481
                                                                           --------------
         Total Expenses                                                   $       222,271
     Less expenses waived  or absorbed
     by the Fund's manager                                                         51,233
                                                                           --------------
         Total Net Expenses                                               $       171,038
                                                                           --------------
NET INVESTMENT INCOME                                                     $     1,380,231
                                                                           --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                              $       131,901
     Futures transactions                                                        (515,806)
     Net change in unrealized appreciation (depreciation) of
     Investments                                                                   47,086
     Futures                                                                        2,792
                                                                           --------------
          Net Realized And Unrealized Gain (Loss) On
          Investments And Futures                                         $      (334,027)
                                                                           --------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                                 $     1,046,204
                                                                           ==============


The accompanying notes are an integral part of these financial statements.

Financial Statements July 31, 1998

Statement of Changes in Net Assets For the Year end July 31, 1998
and the year ended July 31, 1997
-----------------------------------------------------------------

                                                                                  For The Year Ended     For the Year Ended
                                                                                    July 31, 1998           July 31, 1997
                                                                                  -----------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
     Net investment income                                                         $    1,380,231         $    1,223,208
     Net realized gain (loss) on investment and futures transactions                     (383,905)              (586,350)
     Net unrealized appreciation (depreciation) on investments and futures                 49,878              1,151,347
                                                                                    ---------------------------------------
          Net Increase (Decrease) in Net Assets Resulting From Operations          $    1,046,204         $    1,788,205
                                                                                    ---------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income ($.56 and $.55 per share,
     respectively)                                                                 $   (1,380,231)        $   (1,223,208)
     Distributions from net realized gain on investment and futures transactions                0                      0
                                                                                    ---------------------------------------
          Total Dividends and Distributions                                        $   (1,380,231)        $   (1,223,208)
                                                                                    ---------------------------------------
CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares                                                  $    2,803,618         $   13,035,407
     Proceeds from reinvested dividends                                                   915,428                787,747
     Cost of shares redeemed                                                           (4,868,195)            (4,663,555)
                                                                                    ---------------------------------------
          Net Increase (Decrease) in Net Assets Resulting
          From Capital Share Transactions                                          $   (1,149,149)        $    9,159,599
                                                                                    ---------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            $   (1,483,176)        $    9,724,596

NET ASSETS, BEGINNING OF PERIOD                                                    $   27,801,554         $   18,076,958
                                                                                    ---------------------------------------
NET ASSETS, END OF PERIOD                                                          $   26,318,378         $   27,801,554
                                                                                    =======================================


The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements July 31, 1998

Note 1.     ORGANIZATION

Business Operations - The Nebraska Municipal Fund (the "Fund") is an investment portfolio of Ranson Managed Portfolios (the "Trust") registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently five portfolios are offered. Ranson Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The Fund had no operations from that date to November 17, 1993, other than matters relating to organization and registration. On November 17, 1993, the Fund commenced its Public Offering of capital shares. The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Nebraska income taxes as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in a portfolio of Nebraska municipal securities. Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Ranson Capital Corporation, ("Ranson"). The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Deferred organization costs - Costs incurred by the Fund in connection with its organization are being amortized over a 60-month period on the straight-line basis beginning December 12, 1993. Accumulated amortization at July 31, 1998 totaled $25,186 leaving an unamortized balance of $1,868.

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at July 31, 1998, a net capital loss carryforward totaling $1,512,429, which may be used to offset capital gains realized during subsequent years through July 31, 2006.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments.
The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At July 31, 1998, the Fund had outstanding futures contracts to sell debt securities as follows:

                                    Number of     Valuation       Unrealized
Contracts             Expiration    Futures        as of        Appreciation
To Sell                  Date      Contracts   July 31, 1998   (Depreciation)
-----------------------------------------------------------------------------
U.S. Treasury Notes     12/98         20          $41,875          $2,792
-----------------------------------------------------------------------------

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.     CAPITAL SHARE TRANSACTIONS

As of July 31, 1998, there were unlimited shares of no par authorized; 2,365,171 and 2,468,032 shares were outstanding at July 31, 1998 and July 31, 1997, respectively.

Transactions in capital shares were as follows:

                                                          Shares
                                               -------------------------------
                                               For The           For The
                                               Year Ended        Year Ended
                                               July 31, 1998     July 31, 1997
                                               -------------------------------
Shares sold                                       251,824          1,172,643
Shares issued on reinvestment of dividends         82,101             71,004
Shares redeemed                                  (436,786)          (419,638)
                                               -------------------------------
Net increase (decrease)                          (102,861)           824,009
                                               ===============================

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Ranson Capital Corporation, the Fund's investment adviser and underwriter, ND Resources, Inc., the Fund's transfer and accounting services agent, and ND Capital, Inc., the Fund's agent for the purchase of certain investment securities, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged Ranson Capital Corporation to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized $80,205 of investment advisory fees after partial waiver for the year ended July 31, 1998. The Fund has a payable to Ranson Capital Corporation of $6,939 at July 31, 1998 for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

The Fund pays an annual service fee to Ranson Capital Corporation (Ranson), its principal underwriter, in connection with the distribution of the Fund's shares. The annual fee paid to Ranson is calculated daily and paid monthly by the Fund at the annual rate of 0.25% of the average daily net assets of the Fund. The Fund has recognized $28,851 of service fee expenses after partial waiver for the year ended July 31, 1998. In addition, the Fund has engaged ND Capital, Inc. as agent for the purchase of certain investment securities. For the year ended July 31, 1998, commissions earned by ND Capital, Inc. totaled $1,875 and are included in the cost basis of the securities acquired.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund incurred $41,585 of transfer agency fees for the year ended July 31, 1998. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has incurred $40,831 of accounting service fees for the year ended July 31, 1998.

Note 5.     INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $7,077,939 and $8,661,369 respectively, for the year ended July 31, 1998.

Note 6.     INVESTMENT IN SECURITIES

At July 31, 1998, the aggregate cost of securities for federal income tax purposes was $24,960,855, and the net unrealized appreciation of investments based on the cost was $1,150,812 which is comprised of $1,155,906 aggregate gross unrealized appreciation and $5,094 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                                                                                             For the Period
                                                                                                             Since Inception
                                             For the Year     For the Year    For the Year    For the Year   (Nov. 17. 1993)
                                             Ended July 31,  Ended July 31,  Ended July 31,  Ended July 31,  Through July 31,
                                                 1998            1997            1996            1995             1994
                                             --------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  11.26        $  11.00         $  10.95        $  10.82        $  11.49
                                             --------------------------------------------------------------------------------
Income from Investment Operations:
     Net Investment Income                    $    .56        $    .55         $    .57        $    .59        $    .45
     Net realized and unrealized gain (loss)
     on investment and futures transactions       (.13)            .26              .05             .13            (.67)
                                             --------------------------------------------------------------------------------
        Total From Investment Operations      $    .43        $    .81         $    .62        $    .72        $   (.22)
                                             --------------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income     $   (.56)       $   (.55)        $   (.57)       $   (.59)       $   (.45)
     Distributions from net capital gains          .00             .00              .00             .00             .00
                                             --------------------------------------------------------------------------------
        Total Distributions                   $   (.56)       $   (.55)        $   (.57)       $   (.59)       $   (.45)
                                             --------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  11.13        $  11.26         $  11.00        $  10.95        $  10.82
                                             ================================================================================

Total Return                                    3.95%(A)         7.57%(A)         5.73%(A)        7.14%(A)      (3.20)%(A)(B)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)   $26,318          $27,802          $18,077         $14,445         $8,171
     Ratio of net expenses (after expense
     assumption) to average net assets          0.63%(C)         0.71%(C)         0.62%(C)        0.35%(C)       0.19%(B)(C)
     Ratio of net investment income to
     average net assets                         5.06%            5.03%            5.13%           5.63%          5.51%(B)
     Portfolio turnover rate                   26.36%           42.84%           27.20%         140.00%        314.00%


(A)  Excludes maximum sales charge of 4.25%.
(B)  Ratio was annualized.
(C) During the periods indicated above, ND Holdings, Inc. or Ranson Capital Corporation assumed expenses of $51,233, $124,394, $129,053, $146,913 and
     $70,186, respectively. If the expenses had not been assumed, the annualized ratios of total expenses to average net assets would have been 0.81%, 1.22%, 1.38%, 1.66%, and 2.25%, respectively.

The accompanying notes are an integral part of these financial statements.


                      INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees of The Nebraska Municipal Fund


We have audited the accompanying statement of assets and liabilities of The Nebraska Municipal Fund, (one of the portfolios constituting the Ranson Managed Portfolios), including the schedule of investments, as of July 31, 1998, the related statement of operations, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the two periods ended July 31, 1995, were audited by other auditors whose report dated September 11, 1995, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Nebraska Municipal Fund of the Ranson Managed Portfolio, as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.

September 04, 1998


Tax Information For The Year Ended July 31, 1998 (Unaudited)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

                                         Dividends and Distributions Per Share
                                         -------------------------------------
                                                       From Net     From Net
                                          From Net     Realized     Realized
To Shareholders of                        Investment   Short-Term   Long-Term
Record               Payment Date         Income       Gains        Gains
------------------   ------------------   ----------   ----------   ---------
[S]                  [C]                  [C]          [C]          [C]
August 28, 1997      August 29, 1997      $ 0.046           -           -
September 29, 1997   September 30, 1997     0.049           -           -
October 30, 1997     October 31, 1997       0.047           -           -
November 27, 1997    November 28, 1997      0.044           -           -
December 30, 1997    December 31, 1997      0.050           -           -
January 29, 1998     January 30, 1998       0.047           -           -
February 26, 1998    February 27, 1998      0.042           -           -
March 30, 1998       March 31, 1998         0.051           -           -
April 29, 1998       April 30, 1998         0.047           -           -
May 28, 1998         May 29, 1998           0.045           -           -
June 29, 1998        June 30, 1998          0.049           -           -
July 30, 1998        July 31, 1998          0.046           -           -

Shareholders should consult their tax advisors.


-----------------------------------------------------------------------------


Dear Shareholder,

We are pleased to enclose the annual report of the operations of The Oklahoma Municipal Fund, for the year ended July 31, 1998. The Fund's portfolio and related financial statements are presented within for your review.

As we end the first half of 1998, the 30-year Treasury bond descended to a record low yield of 5.59% spurred by the strength of the U.S. dollar and weakness in commodity prices. Asian turmoil has helped put the brakes on runaway growth in the U.S. economy, in the process restraining the Federal Reserve from tightening credit. At the same time, a worldwide flight to quality and a muscle-bound dollar have led investors directly into the U.S. Treasury market.

The strength of the dollar is helping bonds both directly and indirectly.

Dollar-denominated securities are more attractive and at the same time widening the trade deficit. Cheap foreign goods have helped keep inflation in check.

On the other hand, it is easy to imagine a sudden jolt of bad news. Unexpected increases in companies labor costs or fighting in the Middle East would send inflation higher. The latest Consumer Price Index figures increased at a 2.7% annual rate over the last six months, up from a 1.9% rate in the prior six months.

The Oklahoma Municipal Fund, began the year at $11.86 and then closed the year at $11.68. The Oklahoma Municipal Fund has utilized partial hedges in 1998 to protect against the possibility of strong economic growth. By using a partial hedge to protect against the possibility of interest rate fluctuations, share prices were tempered as rates declined during the fiscal year ended July 31, 1998.

High quality double-exempt issues continues to be the primary focus of the Fund's portfolio. Double-exempt issues now comprise approximately 93% of the portfolio. Recent purchases have been new issues for Oklahoma State University, Oklahoma Turnpike Authority and Capital Improvement Authority for the Department of Corrections. Secondary purchases include Oklahoma Municipal Authority and Grand River Dam issues.

The average interest rate coupon is currently 5.5% with over 53% of the Fund's holdings rated AAA insured by Moody's Investor Service and Standard & Poors Corporation.

The investment objective of the Fund is to provide a high level of current income exempt from both federal income tax and, to the extent indicated in the prospectus, Oklahoma income tax as is consistent with preservation of capital.

Sincerely,




Monte L. Avery                          Robert E.Walstad
Chief Portfolio Strategist              President


Terms & Definitions
-------------------

Appreciation
Increase in value of an asset.

Average Annual Total Return
A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

Consumer Price Index
A commonly used measure of inflation: it does not represent an investment return.

Coupon Rate or Face Rate
The rate of interest annually payable based on the face amount of the bond; expressed as a percentage.

Depreciation
Decrease in value of an asset.

Lehman Brothers Municipal Bond Index
An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
Actual (or estimated) price at which a bond trades in the market place.

Maturity
A measure of the term or life of a bond in years. When a bond "matures", the issuer repays the principal.

Net Asset Value (NAV)
The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

Quality Ratings
A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA", "AA", "A", and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITION
---------------------------

Portfolio Ratings
(based on Total Long-Term Investments)
--------------------------------------
[pie chart]
AAA         53.7
AA          15.7
A            8.4
BBB          4.0
NR          18.2

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by Ranson Capital Corporation, the investment advisor.

Portfolio Market Sectors
(as a % of Net Assets)
------------------------
[pie chart]
S-School                      40.2
GO-General Obligation         12.8
U-Utilities                   12.6
T-Transportation	             7.8
HC-Health Care                 7.6
O-Other                        7.0
I-Industrial                   6.8
W/S-Water/Sewer                5.2

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

COMPARATIVE INDEX GRAPH
-----------------------
[line graph]
          Comparison of change in value of a $10,000 investment in The Oklahoma Municipal Fund and the Lehman Bros. Municipal Bond Index

          The Oklahoma Municipal     The Oklahoma Municipal     Lehman Bros
          Fund w/o sales charge      Fund w/ max sales charge   Muni Bond Index
------------------------------------------------------------------------------
09/25/96  $10,000                    $9,575                     $10,000
1997      $10,779                    $10,321                    $11,027
1998      $11,186                    $10,711                    $11,687

AVERAGE ANNUAL TOTAL RETURNS
-----------------------------

                              For periods ending July 31, 1998
                                                           Since Inception
                        1 year                5 year      (September 25, 1996)
------------------------------------------------------------------------------
Without sales charge     3.78%                 NA              6.26%
With sales charge       (0.63)%                NA              3.79%

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market whereas the Fund concentrates its investments in Oklahoma municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. Returns are historical and are not a guarantee of future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

KEY STATISTICS
--------------

07/31/97 NAV(share value)    $11.86
07/31/98 NAV                 $11.68
Average Maturity              18.4 years
Number of Issues              44
Total Net Assets             $11,335,236

Name of Issuer
Percentages represent the market value of
each investment category to total net assets                          Rating
                                                                    (Unaudited)    Coupon                Principal      Market
                                                                    Moody's/S&P     Rate    Maturity      Amount         Value
-------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA MUNICIPAL BONDS (97.3%)

Eastern OK Board of Regents (State College) Student Facs. Rev.       NR/NR         6.100%   06/01/17  $   150,000   $   156,636
Grand River Dam Auth. Rev. Ref.                                       A/A          5.000    06/01/12      100,000        99,700
Grand River Dam Auth., OK Rev. AMBAC                                Aaa/AAA        5.500    06/01/09       75,000        80,717
*Grand River Dam Auth., OK Rev. AMBAC                               Aaa/AAA        6.250    06/01/11      210,000       237,678
Grand River Dam Auth., OK Rev. Ref. AMBAC                           Aaa/AAA        5.500    06/01/13      190,000       201,934
OK Board of Regents (OAMC) Connors State College MBIA                NR/AAA        4.650    06/01/18      570,000       541,261
OK Board of Regents (OK State Univ. Fac.) AMBAC                     Aaa/NR         5.000    08/01/24      400,000       396,132
OK Board of Regents (Northeastern  State Univ. Ctr.) Rev. FSA       Aaa/AAA        5.100    03/01/16      140,000       142,548
Oklahoma City, OK Finance Auth. (Epworth Villa) Rev. Ref.            NR/NR         6.500    04/01/15      200,000       206,470
Oklahoma City, OK Finance Auth. (Epworth Villa) Rev. Ref.            NR/NR         7.000    04/01/22      200,000       208,076
Oklahoma Cty., OK Indl. Auth. (Benevolent Association)             Baa1/NR         6.150    01/01/11      100,000       104,132
OK Devl. Finance Auth. (Southern Nazarene Univ.) Rev.                NR/NR         6.200    11/01/07      100,000       109,333
OK Devl. Finance Auth. (Southern Nazarene Univ.) Rev.                NR/NR         6.500    11/01/13       75,000        82,707
OK Devl. Finance Auth. (Central OK Univ.)                           Aa3/AA         5.300    12/01/18      100,000       102,686
OK Devl. Finance Auth. (Bake Rite Inc. Project) Rev.                 NR/NR         8.500    08/01/14      250,000       259,625
OK Devl. Finance Auth. Public Facs. (Univ.) Rev. FSA                Aaa/AAA        5.625    07/01/13       50,000        53,778
*OK Devl. Finance Auth. Public Facs. (Tulsa Vo Tech Dist.) AMBAC    Aaa/NR         5.100    08/01/15      750,000       761,093
OK Devl. Finance Auth. (DHS Cty. Office Bldg.) Rev.                   A/NR         5.250    11/01/11      120,000       121,345
OK Devl. Finance Auth. (DHS Cty. Office Bldg.) Rev.                   A/NR         5.300    11/01/12      275,000       277,508
OK Devl. Finance Auth. (Southern Nazarene Univ.) Rev.                NR/NR         5.750    03/01/13      400,000       394,188
#OK Devl. Finance Auth. (Southern Nazarene Univ.) Rev.               NR/NR         6.000    03/01/18      600,000       588,732
*OK Devl. Finance Auth. (Oklahoma City Univ.) Rev. Ref. AMBAC       Aaa/AAA        5.125    06/01/17      545,000       539,866
OK State Unlimited Tax G.O.                                         Aa3/AA         5.200    07/15/16      350,000       360,388
OK State Unlimited Tax G.O.                                         Aa3/AA         5.200    07/15/18       90,000        92,950
OK State Unlimited Tax G.O.                                         Aa3/AA         5.100    07/15/13       90,000        92,689
OK Capital Impvt. Auth. (Dept. of Corrections) AMBAC                Aaa/AAA        5.000    05/01/18      500,000       497,010
OK Capital Impvt. Auth. Rev.                                          A/NR         5.500    10/01/16      105,000       109,641
OK Capital Impvt. Auth. (State Highway) Rev. MBIA                   Aaa/AAA        5.00     06/01/08      250,000       259,890
OK State Indl. Finance Auth. Unlimited G.O.                         Aa3/NR         5.300    09/01/11       50,000        52,322
OK State Indl. Finance Auth. Unlimited G.O.                         Aa3/NR         5.400    09/01/12       50,000        51,971
OK State Indl. Finance Auth. G.O.                                   Aa3/NR         5.000    04/01/13      400,000       396,816
OK State Municipal Power Auth. Rev.                                 Aaa/AAA        5.875    01/01/12      100,000       109,877
OK State Municipal Power Auth. Rev. MBIA                            Aaa/AAA        5.750    01/01/24      170,000       187,393
OK State Student Loan Auth.                                          A1/NR         6.350    09/01/25      100,000       101,500
OK State Turnpike Auth. Rev.                                         A1/A+         6.125    01/01/20      200,000       214,732
OK State Turnpike Auth. Rev. AMBAC                                  Aaa/AAA        5.500    01/01/22      150,000       157,932
OK State Turnpike Auth. Rev. FGIC                                   Aaa/AAA        5.000    01/01/14      250,000       250,692
OK State Water (Loan Program) Rev.                                   NR/AA         6.250    10/01/12       50,000        54,761
OK State Water (Loan Program) Rev.                                   NR/AA         5.400    09/01/15      105,000       110,730
*OK State Water (Loan Program) Rev.                                  NR/AA         5.100    09/01/16      415,000       423,188
Puerto Rico Commonwealth Unlimited G.O. MBIA                        Aaa/AAA        5.375    07/01/21      400,000       408,152
Puerto Rico Elec. Power Auth. Rev. MBIA                             Aaa/AAA        5.375    07/01/27      500,000       509,895
Shawnee, OK Hospital Auth.  (Midamerica Hlth. Care)                  NR/BBB        6.125    10/01/14      325,000       340,041
University of OK Board of Regents Multiple Facs. AMBAC              Aaa/AAA        4.900    05/01/17      590,000       584,236
                                                                                                                    -----------

TOTAL OKLAHOMA MUNICIPAL BONDS (COST:  $10,925,012)                                                                $ 11,032,951
                                                                                                                    -----------
SHORT-TERM SECURITIES (4.8%)
 Federated Tax-Free Fund 73                                                                                       $     78,033
 Federated Intermediate Municipal Trust 78                                                                             465,995
                                                                                                                   -----------
TOTAL SHORT-TERM SECURITIES (COST: $544,175)                                                                      $    544,028
                                                                                                                   -----------

TOTAL INVESTMENTS IN SECURITIES (COST: $11,469,187)                                                               $ 11,576,979
OTHER ASSETS LESS LIABILITIES                                                                                         (241,743)
                                                                                                                   ------------
NET ASSETS                                                                                                        $ 11,335,236
                                                                                                                   ============

Indicates bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

Footnote: Non-rated (NR) investments have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.

Financial Statements July 31, 1998

Statement of Assets and Liabilities July 31, 1998
--------------------------------------------------

Assets
     Investment in securities, at value (Cost: $11,469,187)      $  11,576,979
     Accrued interest receivable                                       157,987
     Accrued dividends receivable                                        1,285
     Receivable for fund shares sold                                    10,600
     Deferred organization costs                                        20,502
     Variation margin on futures                                        20,938
                                                                  ------------
        Total Assets                                             $  11,788,291
                                                                  ------------

Liabilities
     Dividends payable                                           $      45,936
     Security purchases payable                                        397,231
     Accrued expenses                                                    9,888
                                                                  ------------
        Total Liabilities                                        $     453,055
                                                                  ------------
Net Assets                                                       $  11,335,236
                                                                  ============

Net assets are represented by:
     Paid-in capital                                             $  11,294,193
     Accumulated undistributed net realized gain
    (loss) on investments                                              (68,145)
     Unrealized appreciation on investments                            107,792
     Unrealized appreciation on futures                                  1,396
                                                                  ------------
          Total amount representing net assets applicable to
           970,625 outstanding shares of  no par common
          stock (unlimited  shares authorized)                   $  11,335,236
                                                                  ============
Net asset value per share                                        $  11.68
                                                                  ============

The accompanying notes are an integral part of these financial statements.


Statement of Operations For the Year Ended July 31, 1998

INVESTMENT INCOME
     Interest                                         $     528,875
     Dividends                                               13,949
                                                       ------------
         Total Investment Income                      $     542,824
                                                       ------------

EXPENSES
     Investment advisory fees                         $       3,899
     Custodian fees                                           1,306
     Registration and filing fees                             5,983
     Transfer agent fees                                     16,686
     Accounting service fees                                 29,198
     Transfer agent out-of-pocket expenses                      851
     Trustees fees                                            1,983
     Reports to shareholders                                  1,166
     Amortization of organization costs                       5,310
     Professional fees                                        6,869
                                                       ------------
         Total Expenses                               $      73,251
     Less expenses waived  or absorbed
     by the Fund's manager                                   53,180
                                                       ------------
         Total Net Expenses                           $      20,071
                                                       ------------
NET INVESTMENT INCOME                                 $     522,753
                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES
     Net realized gain (loss) on:
     Investment transactions                          $      35,352
     Futures transactions                                  (103,497)
     Net change in unrealized appreciation
    (depreciation) of:
     Investments                                            (32,299)
     Futures                                                  1,396
                                                       ------------
          Net Realized And Unrealized Gain (Loss) On
          Investments And Futures                     $     (99,048)
                                                       -------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                             $     423,705
                                                       =============

The accompanying notes are an integral part of these financial statements.

Financial Statements July 31, 1998

Statement of Changes in Net Assets
For the Year ended July 31, 1998 and the period since inception
(September 25, 1996) through July 31, 1997
-----------------------------------------------------------------

                                                                            For The Year          For The Period
                                                                            Ended July 31,        Since Inception
                                                                               1998             (September 25, 1996)
                                                                                                Through July 31, 1997
                                                                           ------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
     Net investment income                                                 $   522,753            $      67,530
     Net realized gain (loss) on investment and futures transactions           (68,145)                  19,246
     Net unrealized appreciation (depreciation) on investments and futures     (30,903)                 140,091
                                                                           -----------------------------------------
Net Increase (Decrease) in Net Assets Resulting From Operations            $   423,705            $     226,867
                                                                           -----------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income ($.60 and $.50 per share,
     respectively)                                                         $  (522,753)           $     (67,530)
     Distributions from net realized gain on investment transactions
     ($.02 and $.00 per share, respectively)                                   (19,246)                       0
                                                                            ----------------------------------------
Total Dividends and Distributions                                          $  (541,999)           $     (67,530)
                                                                            ----------------------------------------

CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares                                          $ 8,032,955            $   6,448,490
     Proceeds from reinvested dividends                                        294,779                   23,486
     Cost of shares redeemed                                                (3,464,879)                 (40,638)
                                                                            ----------------------------------------
       Net Increase (Decrease) in Net Assets Resulting
       From Capital Share Transactions                                     $ 4,862,855            $   6,431,338
                                                                           -----------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    $ 4,744,561            $   6,590,675

NET ASSETS, BEGINNING OF PERIOD                                              6,590,675                        0
                                                                            ----------------------------------------
NET ASSETS, END OF PERIOD                                                  $11,335,236            $   6,590,675
                                                                            ========================================

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements July 31, 1998

Note 1.     ORGANIZATION

Business Operations - The Oklahoma Municipal Fund (the "Fund") is an investment portfolio of Ranson Managed Portfolios (the "Trust") registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently five portfolios are offered. Ranson Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The Fund had no operations from that date to September 25, 1996, other than matters relating to organization and registration. On September 25, 1996, the Fund commenced its Public Offering of capital shares. The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal income tax and, to a certain extent, Oklahoma income tax, as is consistent with preservation of capital. Up to 30% of the Fund's total assets may be invested in Oklahoma municipal securities which are subject to Oklahoma state income taxes. The Fund will seek to achieve this objective by investing primarily in a portfolio of Oklahoma municipal securities. Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Ranson Capital Corporation, ("Ranson"). The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Deferred organization costs - Costs incurred by the Fund in connection with its organization will be amortized over a 60-month period on the straight-line basis beginning May 10, 1997. Accumulated amortization at July 31, 1998 totaled $6,048 leaving an unamortized balance of $20,502.

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required. The fund has available at July 31, 1998, a net capital loss carryforward totaling $68,145, which may be used to offset capital gains realized during subsequent years through July 31, 2006.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.


Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At July 31, 1998, the Fund had outstanding futures contracts to sell debt securities as follows:

Contracts to Sell      Expiration   Number        Valuation as        Unrealized
                        Date        Of Futures    of July 31, 1998    appreciation/depreciation
-----------------------------------------------------------------------------------------------
U.S. Treasury Notes    12/98           10          $    20,938       $    1,396

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note 3.     CAPITAL SHARE TRANSACTIONS

As of July 31, 1998, there were unlimited shares of no par authorized; on July 31, 1998 and July 31, 1997 there were 970,625 and 555,618 shares were outstanding, respectively.
Transactions in capital shares were as follows:

                                           Shares
                                           -------
                                   For The         For the Period Since
                                 Year Ended        Inception (Sept. 25, 1996)
                               July 31, 1998        Through July 31, 1997
                             -------------------------------------------------
Shares sold                        684,086             557,078
Shares issued on
reinvestment of dividends           25,084               2,039
Shares redeemed                   (294,163)             (3,499)
                             -------------------------------------------------
Net increase (decrease)            415,007             555,618
                             =================================================

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Ranson Capital Corporation, the Fund's investment adviser and underwriter, ND Resources, Inc., the Fund's transfer and accounting services agent, and ND Capital, Inc., the Fund's agent for the purchase of certain investment securities, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged Ranson Capital Corporation to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized $3,899 of investment advisory fees after partial waver for the year ended July 31, 1998. Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

The Fund pays an annual service fee to Ranson Capital Corporation (Ranson), its principal underwriter, in connection with the distribution of the Fund's shares. The annual fee paid to Ranson under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.25% of the average daily net assets of the Fund. Ranson has elected to waive all operation service fees
for the year ended July 31, 1998.   In addition, the Fund has engaged ND
Capital, Inc. as agent for the purchase of certain investment securities. For the year ended July 31, 1998 commissions earned by ND Capital, Inc. totaled $9,056 and are included in the cost basis of the securities acquired.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. ND Holdings, Inc. has assumed all transfer agent fees for the year ended July 31, 1998. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has incurred $29,198 of accounting service fees for the year ended July 31, 1998.


Note 5.     INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $10,286,348 and $5,412,501 respectively, for the year ended July 31, 1998.

Note 6.     INVESTMENT IN SECURITIES

At July 31, 1998, the aggregate cost of securities for federal income tax purposes was $11,469,187, and the net unrealized appreciation of investments based on the cost was $107,792, which is comprised of $144,469 aggregate gross unrealized appreciation and $36,677 aggregate gross unrealized depreciation.


Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                                     For the Year For       The Period Since
                                                     Ended July 31,       Inception (Sept. 25,
                                                          1998           1996) Through July 31,
                                                                                   1997
                                                   ---------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $     11.86          $     11.49
                                                    --------------------------------------------
Income from Investment Operations:
     Net Investment Income                          $       .60          $       .50
     Net realized and unrealized gain
     (loss) on investment and futures
     transactions                                          (.16)                 .37
                                                    --------------------------------------------
        Total From Investment Operations            $       .44          $       .87
                                                    --------------------------------------------

Less Distributions:
     Dividends from net investment income           $      (.60)         $      (.50)
     Distributions from net capital gains                  (.02)                 .00
                                                    --------------------------------------------
        Total Distributions                         $      (.62)         $      (.50)
                                                    --------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $     11.68          $     11.86
                                                    ============================================
Total Return                                               3.81%(A)             7.79%(A)(B)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)       $    11,335          $    6,591
     Ratio of net expenses (after expense
     assumption) to average net assets                    0.20%(C)             0.11%(C)
     Ratio of net investment income to
     average net assets                                   5.08%                3.70%
     Portfolio turnover rate                             53.32%               63.70%


(A)  Excludes maximum sales charge of 4.25%.
(B)  Ratio was annualized.
 (C) During the year ended July 31, 1998 and the period ended July 31, 1997, ND Holdings, Inc. or Ranson Capital Corporation assumed expenses of $53,180, and $34,609, respectively. If the expenses had not been
     assumed, the annualized ratio of    total expenses to average net assets
     would have been 0.71% and 2.01%, respectively.

The accompanying notes are an integral part of these financial statements.


INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees of The Oklahoma Municipal Fund


We have audited the accompanying statement of assets and liabilities of The Oklahoma Municipal Fund, (one of the portfolio's constituting the Ranson Managed Portfolio), including the schedule of investments, as of July 31, 1998, the related statement of operations for the year ended July 31, 1998, the statement of changes in net assets, and the financial highlights for the year ended July 31, 1998 and forthe period from inception (September 25, 1996) through July 31, 1997. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Oklahoma Municipal Fund of the Ranson Managed Portfolio, as of July 31, 1998, the results of its operations for the year ended July 31, 1998, the changes in its net assets, and the financial highlights for the year ended July 31, 1998 and the period from inception (September 25, 1996) through July 31, 1997, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.

September 04, 1998


Tax Information For The Year Ended July 31, 1998 (Unaudited)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

                                           Dividends and Distributions Per Share
                                        -----------------------------------------------------
To Shareholders      Payment            From Net      From Net              From Net
of Record            Date               Investment    Realized              Realized
                                        Income        Short-Term Gains      Long-Term Gains
                                        -----------------------------------------------------
August 28, 1997      August 29, 1997    $0.049           -                    -
September 29, 1997   September 30, 1997  0.052           -                    -
October 30, 1997     October 31, 1997    0.050           -                    -
November 27, 1997    November 28, 1997   0.047           -                    -
December 30, 1997    December 31, 1997   0.053        $0.020                  -
January 29, 1998     January 30, 1998    0.050           -                    -
February 26, 1998    February 27, 1998   0.045           -                    -
March 30, 1998       March 31, 1998      0.054           -                    -
April 29, 1998       April 30, 1998      0.050           -                    -
May 28, 1998         May 29, 1998        0.047           -                    -
June 29, 1998        June 30, 1998       0.051           -                    -
July 30, 1998        July 31, 1998       0.048           -                    -

Shareholders should consult their tax advisors.


-----------------------------------------------------------------------------


The Illinois Municipal Fund
-----------------------------------

Financial Statements July 31,1998

Statement of Assets and Liabilities July 31, 1998
--------------------------------------------------

Assets
     Cash                                      $   1,847
     Receivable from manager                       3,145
     Deferred organization costs                  35,750
                                               ----------
        Total Assets                           $  40,742
                                               ----------
Liabilities
     Organizational costs payable              $  35,750
     Other Payables                                4,013
                                               ----------
        Total Liabilities                      $  39,763
                                               ----------
Net Assets                                     $     979
                                               ==========
Net assets are represented by:
     Paid-in capital                            $  4,383
     Accumulated undistributed net realized
     gain(loss) on investments                    (3,404)
                                               ----------
          Total amount representing net
          assets applicable to88.183
          outstanding shares of no par common
          stock (unlimited shares authorized)  $     979
                                               ==========
Net asset value per share                      $   11.10
                                               ==========
The accompanying notes are an integral part of these financial statements.

Statement of Operations  for the period since inception (October 11, 1997)
through July 31, 1998
---------------------------------------------------------------------------

INVESTMENT INCOME
     Interest                            $     3,184
     Dividends                                   123
                                         ------------
         Total Investment Income         $     3,307
                                         ------------
EXPENSES
     Investment advisory fees            $       418
     Distribution fees (12b-1)                   210
     Custodian fees                               13
     Trustees fees                               877
     Transfer agent fees                         137
     Transfer agent out-of-pocket                 10
     Accounting service fees                  20,048
     Reports to shareholders                     100
     Professional fees                         3,092
     Registration & filing fees                1,683
                                         ------------
         Total Expenses                  $    26,588
     Less expenses waived  or absorbed
     by the Fund's manager                   (26,588)
                                         ------------
         Total Net Expenses              $         0
                                         ------------
NET INVESTMENT INCOME                    $     3,307
                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
     Net realized gain (loss) on
     investment transactions             $    (3,404)
                                         ------------
          Net Realized And Unrealized
          Gain (Loss) On Investments     $    (3,404)
                                         ------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                $      (97)
                                         ============

The accompanying notes are an integral part of these financial statements.

Financial Statements July 31,1998
Statement of Changes in Net Assets
 For the period since inception (October 11, 1997) through July 31, 1998
------------------------------------------------------------------------

                                                               For The Period
                                                               Since Inception
                                                               (October 11,
                                                               1997) Through
                                                               July 31, 1998
                                                               ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
     Net investment income                                          $    3,307
     Net realized gain (loss) on investment transactions                (3,404)
     Net unrealized appreciation (depreciation) on investments               0
                                                                    -----------
         Net Increase (Decrease) in Net
         Assets Resulting From Operations                           $      (97)
                                                                    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income                           $   (3,307)
     Distributions from net realized gain on
     investment transactions                                                 0
                                                                    -----------
         Total Dividends and Distributions                          $   (3,307)
                                                                     ----------
CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares                                   $  138,297
     Proceeds from reinvested dividends                                    229
     Cost of shares redeemed                                          (134,143)
                                                                    -----------
         Net Increase (Decrease) in Net Assets Resulting
         From Capital Share Transactions                            $    4,383
                                                                    -----------
TOTAL INCREASE IN NET ASSETS                                        $      979

NET ASSETS, BEGINNING OF PERIOD                                         0
                                                                    -----------
NET ASSETS, END OF PERIOD                                           $      979
                                                                    ===========

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements July 31,1998

Note 1.     ORGANIZATION

Business Operations - The Illinois Municipal Fund (the "Fund") is an investment portfolio of Ranson Managed Portfolios (the "Trust") registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently five portfolios are offered. Ranson Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The Fund had no operations from that date to October 11, 1997, other than matters relating to organization and registration. On October 11, 1997, the Fund commenced its Public Offering of capital shares. The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from federal income tax and, to the extent indicated, Illinois income tax as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in a portfolio of Illinois municipal securities. Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price.

As of May 1, 1998 the Fund ceased offering shares to the public. All shares were redeemed except for 88.183 shares currently held by ND Holdings, the Fund's sponsor. At the time of this report, the future of the Fund's operations has not been determined.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Ranson Capital Corporation, ("Ranson"). The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Deferred organization costs - Costs incurred by the Fund in connection with its organization will be amortized over a 60-month period on the straight-line basis. As of July 31, 1998 no organizational costs have been amortized leaving an unamortized balance of $35,750

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at July 31, 1998, a net capital loss carryforward totaling $3,404, which may be used to offset capital gains realized during subsequent years through July 31, 2006.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.     CAPITAL SHARE TRANSACTIONS

As of July 31, 1998, there were unlimited shares of no par authorized; 88 shares were outstanding.
Transactions in capital shares were as follows:

                                                                Shares
                                                 ----------------------------
                                                         For the Period Since
                                                 Inception (October 11, 1997)
                                                        Through July 31, 1998
                                                 ----------------------------
Shares issued on reinvestment
of dividends                                                               19
Shares redeemed                                                       (11,807)
                                                 -----------------------------
Net increase                                                               88
                                                 =============================
Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Ranson Capital Corporation, the Fund's investment adviser and underwriter, ND Resources, Inc., the Fund's transfer and accounting services agent, and ND Capital, Inc., the Fund's agent for the purchase of certain investment securities, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged Ranson Capital Corporation to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. Capital has elected to waive all Investment advisory fees for the period ended July 31, 1998. Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

The Fund pays an annual service fee to Ranson Capital Corporation (Ranson), its principal underwriter, in connection with the distribution of the Fund's shares. The annual fee paid to Ranson is calculated daily and paid monthly by the Fund at the annual rate of 0.25% of the average daily net assets of the Fund. Capital has elected to waive all service fees for the period ended
July 31, 1998.   In addition, the Fund has engaged ND Capital, Inc. as
agent for the purchase of certain investment securities.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million.
ND Holdings, Inc. has assumed all transfer agent and accounting service fees for the period ended July 31, 1998.


Note 5.     INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $146,331 and $142,798 respectively, for the period ended July 31, 1998.




Financial Highlights Selected per share data and ratios for the period indicated
------------------------------------------------------------------------------

                                                                For The Period
                                                               Since Inception
                                                            (October 11, 1997)
                                                         Through July 31, 1998
                                                         ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $     11.49
                                                                   ------------
Income from Investment Operations:
     Net Investment Income                                         $       .29
     Net realized and unrealized gain
     (loss) on investments                                                (.39)
                                                                   ------------
        Total From Investment Operations                           $      (.10)
                                                                   ------------
Less Distributions:
     Dividends from net investment income                          $      (.29)
     Distributions from net capital gains                                  .00
                                                                   ------------
        Total Distributions                                        $      (.29)
                                                                   ------------
NET ASSET VALUE, END OF PERIOD                                     $     11.10
                                                                   ============
Total Return                                                            (.52)%


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)                          $     1
     Ratio of net expenses (after expense assumption)
     to average net assets                                         0.00%(B)(C)
     Ratio of net investment income to average net assets             4.18%(B)
     Portfolio turnover rate                                           261.63%

(A)  Excludes maximum sales charge of 4.25%.
(B)  Ratio was annualized.
(C)  During the period ended July 31, 1997, ND
     Holdings, Inc. assumed expenses of  $26,588.
     If the expenses had not been assumed, the annualized ratio of total expenses to average net assets would have been 33.60%.

The accompanying notes are an integral part of these financial statements.


INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees of The Illinois Municipal Fund


We have audited the accompanying statement of assets and liabilities of The Illinois Municipal Fund, (one of the portfolio's constituting the Ranson Managed Portfolio), including the schedule of investments, , the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from inception (October 11, 1997) through July 31, 1998. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Oklahoma Municipal Fund of the Ranson Managed Portfolio, as of
July 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period from inception (October 11, 1997) through July 31, 1998, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.

September 04, 1998



Tax Information For The Year Ended July 31, 1998 (Unaudited)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

                                             Dividends and Distributions Per Share
                                             -------------------------------------

                                             From Net       From Net           From Net
To Shareholders        Payment               Investment     Realized           Realized
of Record              Date                  Income         Short-Term Gains   Long-Term Gains
------------------------------------------------------------------------------------------
August 28, 1997          August 29, 1997          -             -                  -
September 29, 1997    September 30, 1997          -             -                  -
October 30, 1997        October 31, 1997          -             -                  -
November 27, 1997      November 28, 1997          -             -                  -
December 30, 1997      December 31, 1997     $0.052             -                  -
January 29, 1998        January 30, 1998      0.048             -                  -
February 26, 1998      February 27, 1998      0.046             -                  -
March 30, 1998            March 31, 1998      0.056             -                  -
April 29, 1998            April 30, 1998      0.047             -                  -
May 28, 1998                May 29, 1998      0.038             -                  -
June 29, 1998              June 30, 1998      0.001             -                  -
July 30, 1998              July 31, 1998          -             -                  -

Shareholders should consult their tax advisors.